Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

Balanced Fund                      Intermediate Income Fund          New York Tax-Free Fund
Convertible Securities Fund        International Growth Fund         Ohio Municipal Bond Fund
Diversified Stock Fund             Investment Quality Bond Fund      Ohio Municipal Money Market Fund
Established Value Fund             Lakefront Fund                    Prime Obligations Fund
Federal Money Market Fund          LifeChoice Conservative           Real Estate Investment Fund
Financial Reserves Fund            Investor Fund                     Small Company Opportunity Fund
Fund for Income                    LifeChoice Moderate Investor      Special Value Fund
Gradison Government Reserves Fund  Fund                              Stock Index Fund
Growth Fund                        LifeChoice Growth Investor Fund   Tax-Free Money Market Fund
Institutional Money Market Fund    Limited Term Income Fund          U.S. Government Obligations Fund
                                   Nasdaq-100 Index(R) Fund          Value Fund
                                   National Municipal Bond Fund

                 February 28, 2000, as revised August 28, 2000

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus for the Gradison Government Reserves Fund is dated January 31, 2000, the Prospectus for the Nasdaq-100 Index(R) Fund is dated July 31, 2000 and the Prospectus of each other Fund is dated February 28, 2000. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by calling toll free 800-539-FUND (800-539-3863).

INVESTMENT ADVISER and SUB-ADMINISTRATOR   DIVIDEND DISBURSING AGENT
Key Asset Management Inc.                  and SERVICING AGENT
                                           Boston Financial Data Services, Inc.
ADMINISTRATOR and DISTRIBUTOR
BISYS Fund Services                        CUSTODIAN
                                           Key Trust Company of Ohio, N.A.
TRANSFER AGENT
State Street Bank and Trust Company        INDEPENDENT ACCOUNTANTS
                                           PricewaterhouseCoopers LLP

                                           COUNSEL
                                           Kramer Levin Naftalis & Frankel LLP


                                Table of Contents

Investment Policies and Limitations.........................................2
Determining Net Asset Value for the Money Market Funds.....................64
Valuation of Portfolio Securities..........................................65
Performance................................................................66
Additional Purchase, Exchange, and Redemption Information..................74
Dividends and Distributions................................................78
Taxes......................................................................78
Trustees and Officers......................................................86
Advisory and Other Contracts...............................................89
Additional Information....................................................104
Appendix..................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 37 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in 31 separate investment portfolios. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund
(Long) and National Municipal Bond Fund (Short-Intermediate).

This SAI relates to the shares of 31 of the 37 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:

Money Market Funds
         Federal Money Market Fund, Select and Investor Shares
         Financial Reserves Fund, Class A Shares
         Gradison Government Reserves Fund, Class G Shares
         Institutional Money Market Fund, Select and Investor Shares Ohio Municipal Money Market Fund, Class A Shares
         Prime Obligations Fund, Class A Shares
         Tax-Free Money Market Fund, Class A Shares
         U.S. Government Obligations Fund, Select and Investor Shares

Municipal Bond Funds
         National Municipal Bond Fund, Class A and G Shares
         New York Tax-Free Fund, Class A and G Shares
         Ohio Municipal Bond Fund, Class A and G Shares

Taxable Bond Funds
         Fund for Income, Class A and G Shares
         Intermediate Income Fund, Class A and G Shares
         Investment Quality Bond Fund, Class A and G Shares
         Limited Term Income Fund, Class A Shares

Equity Funds
         Balanced Fund, Class A and G Shares
         Convertible Securities Fund, Class A and G Shares Diversified Stock Fund, Class A and G Shares Established Value Fund, Class A and G Shares
         Growth Fund, Class A and G Shares
         International Growth Fund, Class A and G Shares Lakefront Fund, Class A Shares
         Nasdaq-100 Index(R) Fund, Class A and G Shares
         Real Estate Investment Fund, Class A and G Shares Small Company Opportunity Fund, Class A and G Shares Special Value Fund, Class A and G Shares Stock
         Index Fund, Class A and G Shares
         Value Fund, Class A and G Shares

LifeChoice Funds
         LifeChoice Conservative Investor Fund, Class A Shares
         LifeChoice Moderate Investor Fund, Class A Shares
         LifeChoice Growth Investor Fund, Class A Shares

Investment Policies and Limitations

Fundamental Investment Policies of Each Fund.

Certain investment policies of each Fund are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. Each Fund's investment objective is fundamental. There can be no assurance that a Fund will achieve its investment objective. A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Five Funds are sub-classified as non-diversified investment companies: the Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond and Real Estate Investment Funds. All the other Funds are sub-classified as diversified mutual funds.

The LifeChoice Funds.

The LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund and LifeChoice Growth Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.") From time to time, Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "Adviser"), may select other mutual funds that are not listed in the LifeChoice Prospectus.

The Investment Company Act of 1940, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940
Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

A LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equaling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments," below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.

The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Limited Term Income, Real Estate Investment, Small Company Opportunity, Special Value and Value Funds.

Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the Funds pay relating to Other Portfolio shares.

The Other Portfolios may follow some or all of the investment practices of the Proprietary Portfolios and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Portfolios. There may be additional investment practices, not discussed in this SAI, that the Other Portfolios may engage in from time to time. Some of the Other Portfolios may limit the ability of the LifeChoice Funds to sell their investments in those Portfolios at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. To the extent that a LifeChoice Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. government. These instruments are described below in the following section of this SAI describing the permissible investments of the Proprietary Portfolios.

Expenses and Allocations. The table below summarizes the annual net operating expenses for the fiscal year ended October 31, 1999 of the Underlying Portfolios, as described in their current prospectuses. Some of these expense ratios reflect waivers or reimbursements that are currently in effect but that may be terminated at any time. The actual expenses that the Underlying Portfolios pay may change from time to time. This table also shows how the LifeChoice Funds allocate their investments among specific mutual funds. Total investments in the money market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of fund purchases by each of the LifeChoice Funds.

--------------------------- ----------------- ----------------- ----------------- -----------------
      Victory Funds          Expense Ratios     Conservative        Moderate      Growth Investor
      (Class A only)        (after waivers)    Investor Fund     Investor Fund          Fund
--------------------------- ----------------- ----------------- ----------------- -----------------
Value                              1.20%            0%-25%            0%-35%            0%-45%
--------------------------- ----------------- ----------------- ----------------- -----------------
Diversified Stock                  1.13%            0%-30%            0%-40%            0%-50%
--------------------------- ----------------- ----------------- ----------------- -----------------
Growth                             1.20%            0%-15%            0%-20%            0%-25%
--------------------------- ----------------- ----------------- ----------------- -----------------
Small Co. Opp'ty                   1.02%            0%-10%            0%-15%            0%-20%
--------------------------- ----------------- ----------------- ----------------- -----------------
Special Value                      1.35%            0%-20%            0%-25%            0%-30%
--------------------------- ----------------- ----------------- ----------------- -----------------
International Growth               1.83%            0%-20%            0%-25%            0%-30%
--------------------------- ----------------- ----------------- ----------------- -----------------
Real Estate Investment             1.40%            0%-20%            0%-20%            0%-20%
--------------------------- ----------------- ----------------- ----------------- -----------------
Convertible Securities             1.35%            0%-30%            0%-30%            0%-30%
--------------------------- ----------------- ----------------- ----------------- -----------------
Investment Quality Bond            1.10%            0%-50%            0%-40%            0%-30%
--------------------------- ----------------- ----------------- ----------------- -----------------
Fund for Income                    1.00%            0%-35%            0%-25%            0%-15%
--------------------------- ----------------- ----------------- ----------------- -----------------
Intermediate Income                0.90%            0%-35%            0%-25%            0%-15%
--------------------------- ----------------- ----------------- ----------------- -----------------
Limited Term Income                0.96%            0%-10%            0%-10%            0%-10%
--------------------------- ----------------- ----------------- ----------------- -----------------
Financial Reserves                 0.69%            0%-15%            0%-15%            0%-15%
--------------------------- ----------------- ----------------- ----------------- -----------------
Other Funds*
--------------------------- ----------------- ----------------- ----------------- -----------------
INVESCO Dynamics                   1.04%            0%-20%            0%-20%            0%-20%
--------------------------- ----------------- ----------------- ----------------- -----------------
Neuberger Berman Genesis           1.17%            0%-20%            0%-20%            0%-20%
--------------------------- ----------------- ----------------- ----------------- -----------------
Loomis Sayles Bond                 0.75%            0%-20%            0%-20%            0%-20%
--------------------------- ----------------- ----------------- ----------------- -----------------
Average Weighted Expense                             1.12%             1.18%             1.24%
Ratios
--------------------------- ----------------- ----------------- ----------------- -----------------

* The LifeChoice Funds' investment in Other Funds is not limited to the ones shown in the table. The expense ratios shown in the table represent information current as of October 31, 1999. After this date, the LifeChoice Funds may have sold these Other Funds and may have invested in Other Funds different from the ones shown in the table.


The average weighted expense ratios for the LifeChoice Funds' investments in mutual funds are based on a hypothetical portfolio mix that reflects expected investments under current market conditions. These figures are approximations of the LifeChoice Funds' indirect expense ratios associated with their investments in the Underlying Portfolios. The percentage of the LifeChoice Funds' investments in each of the Victory Funds will vary within the ranges shown above and investment in Other Funds will total 15% to 20% of each LifeChoice Fund's total investments.

Performance of Underlying Funds. The table below summarizes the "average annual total returns" of the mutual funds in which the LifeChoice Funds may invest for the one, five and ten-year periods, where applicable, and since inception, through December 31, 1999. The information reflects Fund operating expenses after waivers, but does not reflect sales charges that other investors would pay, but which the LifeChoice Funds do not.

-------------------------- ------------ ------------- ------------- -------------- -------------
      Victory Funds         Inception                                                 Since
         Class A              Date        One Year     Five Years     Ten Years     Inception
-------------------------- ------------ ------------- ------------- -------------- -------------
Value                         12/3/93        11.07%        23.97%            N/A        19.61%
-------------------------- ------------ ------------- ------------- -------------- -------------
Established Value             8/16/83        17.07%        18.12%         13.18%        14.48%
-------------------------- ------------ ------------- ------------- -------------- -------------
Diversified Stock            10/20/89        20.96%        26.40%         17.54%        17.60%
-------------------------- ------------ ------------- ------------- -------------- -------------
Growth                        12/3/93        17.90%        28.40%            N/A        22.81%
-------------------------- ------------ ------------- ------------- -------------- -------------
Small Co. Opportunity         8/16/83        -0.86%        12.88%         10.40%        10.10%
-------------------------- ------------ ------------- ------------- -------------- -------------
Special Value                 12/3/93        -1.26%        11.64%            N/A        10.24%
-------------------------- ------------ ------------- ------------- -------------- -------------
International Growth          5/18/90        41.92%        14.33%            N/A        10.52%
-------------------------- ------------ ------------- ------------- -------------- -------------
Real Estate Investment        4/30/97         0.58%           N/A            N/A         3.47%
-------------------------- ------------ ------------- ------------- -------------- -------------
Convertible Securities        4/14/88        11.75%        13.82%         11.23%        11.34%
-------------------------- ------------ ------------- ------------- -------------- -------------
Investment Quality Bond      12/10/93        -2.45%         6.33%            N/A         4.67%
-------------------------- ------------ ------------- ------------- -------------- -------------
Fund for Income               9/16/87         0.69%         7.28%          6.86%         7.62%
-------------------------- ------------ ------------- ------------- -------------- -------------
Intermediate Income          12/10/93        -0.74%         6.07%            N/A         4.53%
-------------------------- ------------ ------------- ------------- -------------- -------------
Limited Term Income          10/20/89         1.79%         5.66%          5.83%         5.88%
-------------------------- ------------ ------------- ------------- -------------- -------------
Financial Reserves             4/4/83         4.69%         5.06%          4.87%         6.02%
-------------------------- ------------ ------------- ------------- -------------- -------------
Other Funds*
-------------------------- ------------ ------------- ------------- -------------- -------------
Loomis Sayles Bond            5/31/91         4.50%        12.41%            N/A        11.80%
-------------------------- ------------ ------------- ------------- -------------- -------------
INVESCO Dynamics              9/15/67         4.04%        16.64%         12.71%        13.12%
-------------------------- ------------ ------------- ------------- -------------- -------------
Neuberger Berman Genesis      9/27/88         4.04%        16.64%         12.71%        13.12%
-------------------------- ------------ ------------- ------------- -------------- -------------

* The LifeChoice Funds' investment in Other Funds is not limited to the ones shown in the table. The performance shown in the table represents information current as of October 31, 1999. After this date, the LifeChoice Funds may have sold these Other Funds and may have invested in Other Funds different from the ones shown in the table.

The SEC has imposed certain limitations on how the LifeChoice Funds may invest and the fees that they may charge. Whenever you see information on a mutual fund's performance, do not consider its past performance to be an indication of the performance you could expect by investing in that mutual fund today. The past is an imperfect guide to the future. History does not always repeat itself.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the Prospectuses or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Investment Policies."

Fundamental Investment Restrictions of the Funds

The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

1.       Senior Securities.

The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:

Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.

The Institutional Money Market, New York Tax-Free, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.       Underwriting.

The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income,

Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:

Underwrite securities issued by others, except to the extent that each such Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

The Established Value and Gradison Government Reserves Funds will not:

Underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

The Federal Money Market, Institutional Money Market, New York Tax-Free, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.       Borrowing.

The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index, and Value Funds may not:

Borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments.

Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

The New York Tax-Free, Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and (b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.       Real Estate.

The Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:

Purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The Institutional Money Market Fund may not buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

5.       Lending.

Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, Ohio Municipal Bond, Real Estate Investment, Special Value, Stock Index and Value Funds may not:

Make loans, except each such Fund, consistent with its investment program, may
(a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders.

Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus.

The Federal Money Market Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

The Prime Obligations, Small Company Opportunity, Tax-Free Money Market and U.S. Government Obligations Funds may not:

Lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons, except
(a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

The New York Tax-Free Fund may not make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.       Commodities.

The Diversified Stock, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), Ohio Municipal Bond, Prime Obligations, Real Estate Investment, Small Company Opportunity, Stock Index and Tax-Free Money Market Funds may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Balanced, Growth, Special Value, U.S. Government Obligations and Value Funds may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Deal in commodities or commodity contracts.

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free and Ohio Municipal Money Market Funds may not:

Purchase or sell commodities or commodity contracts.

7.       Joint Trading Accounts.

The Prime Obligations, Small Company Opportunity and Tax-Free Money Market Funds may not:

Participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.       Diversification.

The Small Company Opportunity and U.S. Government Obligations Funds may not:

With respect to 75% of each such Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Fund will not concentrate more than 25% of its total assets in any one industry.

The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.)

The New York Tax-Free Fund may not purchase the securities of any issuer (except the U.S. government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund also is subject to certain diversification requirements.

The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer.

9.       Concentration.

The Balanced, Convertible Securities, Diversified Stock, Fund for Income, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, Limited Term Income, Nasdaq-100 Index(R), Ohio Municipal Bond, National Municipal Bond, Special Value, Stock Index and Value Funds may not:

Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Nasdaq-100 Index(R) Fund will concentrate its investments in a single industry to the extent necessary to track the broad-based securities market index the performance of which the Fund attempts to duplicate.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Financial Reserves Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The National Municipal Bond and Ohio Municipal Bond Funds may not:

Purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent either Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

When investing in industrial development bonds, each such Fund will look to the source of the underlying payments. Each such Fund will not invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

The New York Tax-Free Fund may not, with respect to non-municipal investments, purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if as a result of such purchase 25% or more of its total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days. In addition, the New York Tax-Free Fund may not invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects.

The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

The Prime Obligations Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Real Estate Investment Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Notwithstanding the foregoing, the Real Estate Investment Fund will concentrate its investments in securities in the real estate industry.

The Small Company Opportunity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Tax-Free Money Market Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

Notwithstanding the foregoing, with respect to the Tax-Free Money Market Fund, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

10.      Miscellaneous.

         a.       Tax-exempt income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

         b.       Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

The LifeChoice Funds may not make investments for the purpose of exercising control or management (but this shall not prevent a LifeChoice Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

         c.       Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

         d.       Securities of Other Investment Companies.

The Convertible Securities and the Federal Money Market Funds may not:

Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

         e.       Illiquid and Restricted Securities.

The Federal Money Market Fund may not invest more than 10% of its net assets in
(i) securities restricted as to disposition under the federal securities laws,
(ii) securities as to which there are no readily available market quotations, or
(iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

         f.       Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

         g.       Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

         h.       Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

         i.       Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Restrictions of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board of Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1.       Illiquid Securities.

Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may not:

Invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.       Short Sales and Purchases on Margin.

The Balanced, Diversified Stock, Growth, Intermediate Income, International Growth, Investment Quality Bond, the LifeChoice, Limited Term Income, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may not:

Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves and Institutional Money Market Funds may not:

(1) Purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

The Fund for Income and New York Tax-Free Fund may not:

Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The Gradison Government Reserves Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice and Small Company Opportunity Funds:

Do not currently intend to purchase securities on margin, except that each such Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.       Other Investment Companies.

The Funds (except for the LifeChoice Funds) may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

Each of the Balanced, Convertible Securities, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, Limited Term Income, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market, U.S. Government Obligations and Value Funds may:

Invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.       Miscellaneous.

         a.       Investment grade obligations.

Each of the National Municipal Bond, New York Tax-Free and Ohio Municipal Bond Funds may not:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

         b.       Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows:

Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

         c.       Diversification.

The Federal Money Market Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except in securities of the U.S. government, its agencies or its instrumentalities) if as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 of the 1940 Act permits the Fund to invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.

         d.       Foreign Issuers.

The Convertible Securities Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

         e.       Unseasoned Issuers.

Each of the Convertible Securities and Federal Money Market Funds may not:

Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).

         f.       Mortgage, Pledge or Hypothecation of Securities or Assets.

Each of the Convertible Securities and Federal Money Market Funds may not:

Pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

         g.       Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.

         h.       Joint Trading Accounts.

The LifeChoice Funds may not participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions of Certain Underlying Portfolios of the LifeChoice Funds

Notwithstanding the foregoing restrictions, the Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of the Proprietary Portfolios are set forth in this SAI and the investment restrictions of the Other Portfolios are set forth in their respective statements of additional information.

Investment Policies

Futures and Options. Where applicable, a Fund that may engage in futures contracts and options on futures contracts may invest up to 5% of its total assets in margins and premiums and may hold up to 33-1/3% of its total assets subject to futures contracts or options thereon. The Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, LifeChoice, Ohio Municipal Money Market, Prime Obligations, Tax-Free Money Market and U.S. Government Money Market Funds may not invest in futures and related options.

Other Investment Companies. To the extent that a Fund invests in investment company securities, the Fund may (i) invest up to 5% in any one investment company, (ii) acquire up to 3% of the total assets of any one investment company, and (iii) hold up to 10% of its total assets in securities issued by investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies.

Real Estate Investment Trusts. The Tax-Free Money Market, Balanced, Convertible Securities, Diversified Stock, Established Value, International Growth, Small Company Opportunity, Special Value and Value Funds each may invest up to 25% of its total assets in real estate investment trusts ("REITs"). The Growth and Stock Index Funds each may invest up to 20% of its total assets in these securities.

The LifeChoice Funds. Permissible investments for the three LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Funds' Prospectus.

Federal Money Market Fund. The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association; and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHMLC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below. In addition to the strategies described in the following table, a Fund may engage in certain strategies as described elsewhere in this SAI.

--------------- ---------------------------------------------------------------
Balanced          o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Convertible       o        May invest up to 35% of its total assets in corporate
Securities                 debt securities, common stock, U.S. government
                           securities and high-quality short-term debt obligations, preferred stock and repurchase agreements.

                  o        May invest up to 10% of its total assets in foreign
                           debt and equity securities.
--------------- ---------------------------------------------------------------
Diversified       o        May invest up to 20% of its total assets in preferred
Stock                      stocks, investment grade corporate debt securities,
                           short-term debt obligations and U.S. government obligations.

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Established       o        May invest up to 20% of its total assets in
Value                      short-term U.S. government obligations,
                           repurchase agreements, short-term debt obligations
                           and investment grade debt securities.
--------------- ---------------------------------------------------------------
Fund for          o        May, but is not required to, use derivative
Income                     instruments.
--------------- ---------------------------------------------------------------
Growth            o        May invest up to 20% of its total assets in preferred
                           stocks, investment-grade corporate debt securities, short-term debt obligations and U.S. government obligations.

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Intermediate      o        May invest up to 35% of its total assets in
Income                     high-quality, short-term Income debt obligations.

                  o May invest up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations.

                  o        May invest in international bonds, foreign
                           securities, and derivative instruments, such as
                           futures contracts, options and securities that may
                           have warrants or options attached.
--------------- ---------------------------------------------------------------
International     o        May invest up to 35% of its total assets in cash
Growth                     equivalents and fixed income securities, including
                           U.S. government obligations.


                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------

--------------- ---------------------------------------------------------------
Investment        o        May invest up to 20% of its total assets in preferred
Quality Bond               and convertible preferred securities, and separately
                           traded interest and principal component parts of U.S.
                           Treasury obligations.

                  o May invest up to 35% of its total assets in high quality, short-term debt obligations.

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Lakefront         o        May invest up to 20% of its total assets in preferred
                           stocks, investment-grade corporate debt securities;
                           short-term debt obligations; and U.S. government
                           obligations.
--------------- ---------------------------------------------------------------
LifeChoice        o        Each LifeChoice Fund may invest a limited portion of
Funds                      its assets directly in high quality short-term debt
                           obligations, commercial paper, certificates of
                           deposit, bankers' acceptances, repurchase agreements
                           with maturities of less than seven days, debt
                           obligations backed by the full faith and credit of
                           the U.S. government, and demand time deposits of
                           domestic and foreign banks and savings and loan
                           associations.
--------------- ---------------------------------------------------------------
Limited Term      o        May invest up to 20% of its total assets in preferred
Income Fund                and convertible preferred securities, and separately
                           traded interest and principal component parts of U.S.
                           Treasury obligations.

                  o        May invest in international bonds, foreign
                           securities, and derivative instruments, such as
                           futures contracts and securities that may have
                           warrants or options attached.
--------------- ---------------------------------------------------------------
National Muni     o        May, but is not required to, use derivative
Bond                       instruments.

--------------- ---------------------------------------------------------------
New York          o        May, but is not required to, use derivative
Tax-Free                   instruments.
--------------- ---------------------------------------------------------------
Ohio Muni         o        May, but is not required to, use derivative
Bond                       instruments.
--------------- ---------------------------------------------------------------
Real Estate       o        May invest up to 20% of its total assets in
Investment                 securities of foreign real estate companies and
                           American Depositary Receipts (ADRs).

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Small Company     o        May invest up to 20% of its total assets in: equity
Opportunity                securities of larger companies (those with market
                           capitalizations in the top 20% of the 5,000 largest
                           U.S. companies); investment-grade securities;
                           preferred stocks; short-term debt obligations; and
                           repurchase agreements.
--------------- ---------------------------------------------------------------
Special Value     o        May invest up to 20% of its total assets in
                           investment-grade debt securities and preferred stocks.

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------
Value             o        May invest up to 20% of its total assets in
                           investment-grade corporate debt securities, preferred stock, short-term debt obligations and U.S.
                           government obligations.

                  o        May, but is not required to, use derivative
                           instruments.
--------------- ---------------------------------------------------------------

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from a nationally recognized statistical ratings organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. Corporate Debt Obligations. U.S. corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Short-Term Corporate Obligations. Short-term corporate obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Balanced, Special Value, Stock Index and Real Estate Investment Funds each may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Municipal Bond Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Funds listed above may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. The Financial Reserves, Institutional Money Market and Prime Obligations Funds may each invest up to 25% of its total assets in Eurodollar obligations. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in these instruments.

Yankee Certificates of Deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee certificates of deposit without limit.

Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Ohio Municipal Money Market and Tax-Free Money Market Funds may each invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, tax-exempt commercial paper also may be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

International Bonds. International bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income, Investment Quality Bond and Limited Term Income Funds each may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. The Intermediate Income, Investment Quality Bond, Limited Term Income and International Growth Funds each may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Repurchase Agreements.

General. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). The Fund for Income and the Balanced, Convertible Securities, Intermediate Income, Investment Quality Bond, Limited Term Income and International Growth Funds each may invest up to 35% of its total assets in repurchase agreements. The Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Growth, Lakefront, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in repurchase agreements. The New York Tax-Free Fund may invest up to 10% of its total assets in these instruments.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible Securities and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Securities Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.

A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The Financial Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 10% of its net assets in short-term funding agreements.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. The Balanced, Convertible Securities, Intermediate Income, International Growth and Investment Quality Bond Funds may each invest up to 35% of its total assets in variable amount master demand notes. The Diversified Stock, Growth, Lakefront, National Municipal Bond, New York Tax-Free, Ohio Municipal Money Market, Ohio Municipal Bond, Real Estate Investment, Special Value, Tax-Free Money Market and Value Funds may each invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes. Variable rate demand notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Securities Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value and Lakefront Funds each may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. The prime rate is determined by market forces affecting a bank's cost of funds and the rates that borrowers will accept. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. The Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds each may invest up to 25% of its total assets in prime rate indexed adjustable rate securities.

Extendible Debt Securities. Extendible debt securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. The Diversified Stock, Established Value, Growth, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, Limited Term Income, Real Estate Investment, Small Company Opportunity, Stock Index and Value Funds each may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and the Municipal Bond Funds may invest in zero coupon bonds without limit. The Gradison Government Reserves and U.S. Government Obligations Funds may invest in zero coupon U.S. government securities without limit. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest in tax-exempt zero coupon bonds without limit. Each Taxable Bond Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

High-Yield Debt Securities. High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investors Service ("Moody's") or BB to C by Standard & Poor's ("S&P")), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high-yield debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Securities Fund. The Convertible Securities Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Securities Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Municipal Bond Fund may invest up to 20% of its total assets in loan participations.

Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation. See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. The Convertible Securities and International Growth Funds each may invest up to 35% of its total assets in these securities. The Ohio Municipal Money Market Fund, the Municipal Bond Funds, and the Diversified Stock, Established Value, Growth, Lakefront, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasurys) and Value Funds each may invest up to 20% of its total assets in U.S. government securities.

Municipal Securities. Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Municipal Bond Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income, Investment Quality Bond and Limited Term Income Funds each may invest in tax, revenue and bond anticipation notes without limit.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Municipal Bond Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy investment objective and policies of each Fund that invests in municipal securities ("Municipal Bond Funds"). In meeting its investment policies, a Municipal Bond Fund may invest part of its total assets in municipal securities which are private activity bonds. Moreover, although no Municipal Bond Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

         General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

         Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations, and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

         Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

         Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

         Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages, and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees, and penalties and fines.

         Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Ohio Tax-Exempt Obligations. As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. Municipal lease obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Municipal Bond Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Municipal Bond Fund currently intends to invest in below-investment grade municipal securities. However, each Municipal Bond Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Municipal Bond Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.



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

Federally Taxable Obligations. No Municipal Bond Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Bond Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Bond Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each Municipal Bond Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Municipal Bond Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Bond Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Bond Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Bond Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Bond Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Bond Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Bond Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Bond Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.


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

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-backed securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Municipal Bond Fund and the Convertible Securities Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock Fund may invest up to 20% in these securities.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The Federal Farm Credit Bank sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities, and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. Federal Farm Credit Bank Securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank System (the "FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. The FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government



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

to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. The Convertible Securities and International Growth Funds may each invest up to 35% of its total assets in CMOs. Each Municipal Bond Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. The Municipal Bond and Taxable Bond Funds and the Lakefront Fund each may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Futures and Options

Futures Contracts. A Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures




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

contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. government agency.

A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.

A Fund's ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has undertaken to restrict their futures contract trading as follows: first, the Trust will not engage in transactions in futures contracts for speculative purposes; second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading; fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Options. The following Funds may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Balanced, Diversified Stock, Growth, International Growth, Lakefront, Small Company Opportunity, Special Value, Stock Index and Value Funds each may write covered calls on up to 25% of its total assets. The Real Estate Investment Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income also may write covered call options on up to 25% of its total assets and may invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Securities Fund. The Convertible Securities Fund may purchase and write (i.e., sell) call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets, and the options must remain covered so long as the Fund is obligated as a writer.

Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts also may be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Special Value Fund may write put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Small Company Opportunity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Small Company Opportunity Fund has written, however, the Small Company Opportunity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Small Company Opportunity Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Small Company Opportunity Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options and non-government stripped fixed-rate mortgage-backed securities.

Also, the Adviser may determine a security to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible Securities, Prime Obligations, Intermediate Income, Investment Quality Bond and Limited Term Income Funds may invest in restricted securities without limit. The Balanced, International Growth and Small Company Opportunity Funds each may invest up to 35% of its total assets in these securities. The Diversified Stock, Growth, Lakefront, Special Value, Stock Index and Value Funds each may invest up to 20% of its total assets in these securities. The Real Estate Investment Fund may invest up to 15% of its total assets in restricted securities. The Ohio Municipal Money Market and Tax-Free Money Market Funds each may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Securities Lending Transactions. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Key Trust Company of Ohio, N.A., an affiliate of the Adviser ("Key Trust"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. Pursuant to an SEC exemptive order, Key Trust has entered into a fee splitting arrangement with the Funds whereby Key Trust receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, Key Trust receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund, other than the Convertible Securities Fund, may invest up to 10% of its total assets in warrants. The Convertible Securities Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Convertible Securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic Securities. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is create by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Balanced, Convertible Securities, Diversified Stock, Growth, Lakefront, Small Company Opportunity, Special Value and Value funds each may invest up to 10% in ADRs.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. The Real Estate Investment Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced and Lakefront Funds each may invest up to 10% of its total assets in these securities.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser and IIIS, the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and IIIS and are consistent with the investment objective and policies of the Fund.

Preferred Stocks. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Convertible Securities and International Growth Funds each may invest up to 35% of its total assets in preferred stocks. The Diversified Stock, Growth, Intermediate Income, Investment Quality Bond, Lakefront, Limited Term, Real Estate Investment, Small Company Opportunity, Special Value and Value Funds each may invest up to 35% of its total assets in preferred stocks.

Additional Information Concerning Ohio Issuers

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years, the State rates were below the national rates (4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund.

The BSF had a September 30, 1999 balance of over $953 million.

The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 30, 1999 over $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding or awaiting delivery) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters at the November 1999 general election authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (such as that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding at September 30, 1999.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 30, 1999) to be approximately $31.9 million (of which $27 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state - wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of September 24, 1999, a school district "fiscal emergency" provision was applied to eight districts, and 10 were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Additional Information Concerning New York Issuers

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. New York State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. Governor George E. Pataki approved the budget as passed by the Legislature. Prior to passing the budget, the State enacted interim appropriations that permitted it to continue its operations. Following enactment of the budget, the State prepared a Financial Plan that sets forth projected receipts and disbursements based on the actions taken by the Legislature. The State expects to update the Financial Plan quarterly.

General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion (4.72%). Projected spending is $992 million above the Governor's recommendations. The Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund
(TSRF) (for unanticipated deficits), $150 million in the Contingency Reserve Fund (CRF) (offsets litigation risks), and $338 million in the Community Projects Fund (CPF) (finances legislative initiatives). In addition, $1.2 billion is projected for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (DRRF).

Several developments arising from budget negotiations will affect State finances in subsequent years. First, a portion of Legislative additions to the Executive Budget will recur at higher spending levels, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000, which applies to State-supported debt issued on or after April 1, 2000, and imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of debt issuances to 30 years. Finally, the State adopted tax relief measures that will reduce receipts by $1.2 billion, including elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the energy tax credit ($125 million), a college tuition deduction or credit ($200 million), and reduction of the marriage penalty ($200 million).

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from year to year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of national and State economic changes.

2000-01 State Financial Plan. Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds the Capital Projects Funds, and the Debt Service Funds. The fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

The General Fund is the State's principal operating fund and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. The General Fund (exclusive of transfers) is expected to account for approximately 46.6% of All Governmental Funds disbursements and 67.8% of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts and transfers from other funds are projected to be $39.72 billion, an increase of $2.32 billion. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts by depressing reported 1999-2000 figures and inflating current projections. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion, well over half of all General Fund receipts, an increase of nearly $4 billion. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus to the current year as partially offset by the diversion of $1.99 billion in income tax receipts to the STAR Fund. The STAR program was created in 1998 as a local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of nearly 5%. This growth is largely a function of two factors: (i) the 9% growth in income tax liability projected for tax year 2000; and (ii) the impact of the 1999 tax year settlement recorded early in this fiscal year. Significant statutory changes made this fiscal year provide for: an increase, phased in over two years, in the earned income tax credit from 25% to 30% of the federal credit; a three-year phased-in reduction of the marriage penalty; a four-year phased-in deduction or credit for college tuition; and enhancement of the child and dependent care credit.

User taxes and fees are comprised of three-quarters of the State's 4% sales and use tax, cigarette, tobacco products, alcoholic beverage, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million. The sales tax and cigarette tax components of this category account for virtually all of the decline. Growth in base sales tax yield, after adjusting for tax law changes and other factors, is projected at 4.5%. The projected decrease in sales tax cash receipts of 3.4% reflects the impact of the permanent exemption for clothing and footwear items costing under $110. Cigarette tax and tobacco products tax receipts are projected to decline by $146 million primarily due to reduced taxable consumption associated with the increase in the cigarette tax of 55 cents per pack. The decline in the motor fuel taxes and motor vehicle fees in the General Fund largely reflect the increased dedication of these revenue sources to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Alcoholic beverage taxes are expected to decline modestly, consistent with historical trends. Alcoholic beverage license fees are projected to increase significantly as 2000-01 is the final year in the transition to the new license renewal schedule. A modest increase in auto rental tax receipts is projected.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections are now projected to be $4.23 billion, a decrease of $332 million. The category includes receipts from: (1) franchise tax levies imposed on general business corporations, banks, and insurance companies; (2) gross receipts taxes on energy and telecommunication service providers; and (3) a tax imposed at various rates on petroleum businesses. The decline in projected receipts in business tax collections is largely attributable to statutory changes, including the first year impact of a scheduled bank and insurance franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones) and equivalent tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25% to 2.5%, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies. Legislation enacted this fiscal year affecting receipts in this category include: a phased reduction in the gross receipts tax, an expansion of the "Power for Jobs" program, expansion of the tax credit for investments in certified capital companies, establishment of the Empire Zones program, reforms to allocation rules for financial service companies, tax rate reductions for small businesses and S-corporations, a new tax credit for investments in "green buildings," and a new tax credit for investment in low- and moderate-income housing.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Other tax receipts are now projected to total $766 million, a decrease of $341 million, primarily due to legislation that repealed both the real property gains tax and the gift tax and significantly reduced the estate tax and the pari-mutuel tax.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are expected to reach $1.34 billion, down $309 million. This reflects the absence of non-recurring receipts and the phase-out of the medical provider assessments. The State Comptroller has restated medical provider assessments in the General Fund, which has the effect of increasing reported miscellaneous receipts and spending in grants to local governments by $120 million in 1997-98 and $82 million in 1998-99.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support the Local Government Assistance Corporation (LGAC). Transfers from other funds are expected to total $2.03 billion, a decrease of $108 million. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by $74 million, consistent with the sales tax projections described above, while transfers from all other funds are expected to decrease by $34 million.

Projected General Fund Disbursements. General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion (4.7%). Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the Financial Plan. School aid is projected to grow by $850 million (8.0%). Spending on other local education and higher education programs will also increase significantly, growing by $376 million (13.3%). Outside of education, the largest growth in State spending is for operations ($507 million) and general charges ($104 million). Projected spending in the Financial Plan is $992 million above the Executive Budget projections, comprised of legislative additions (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general charges. The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 (HCRA 2000) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Grants to Local Governments is the largest category of General Fund disbursements and includes financial aid to local governments and not-for-profit organizations, and entitlement payments for individuals. The largest areas of spending in this category are for aid to public schools (43%) and for the State's share of Medicaid payments (21%). Grants to local governments are projected at $26.83 billion, an increase of $1.20 billion (4.7%). General Fund spending on school aid is projected at $11.47 billion, an increase of $850 million. School aid will grow by $1.2 billion (8.7%), and funds operating, building, transportation, and other programs. For all other education programs, disbursements are projected to grow by $376 million to $3.23 billion, including an increase in the maximum award under the Tuition Assistance Program (TAP) to $5,000, as well as the expansion of the income ceiling for TAP eligibility to $80,000. Spending for Medicaid is projected to total $5.59 billion, reflecting underlying spending growth of 4%, and efforts to maximize federal moneys. In addition, resources from HCRA 2000 and the tobacco settlement revenues are utilized to support overall health care spending. The Comptroller has restated medical provider assessments in the General Fund, increasing reported miscellaneous receipts and spending in grants to local governments by $120 million in 1997-98 and $82 million in 1998-99.

Welfare spending is projected at $1.20 billion, down $77 million, resulting from a projected case load decline of approximately 65,000 recipients (7.4%) to an average annual total of approximately 814,000 recipients. Welfare spending also reflects increased federal Temporary Assistance for Needy Families (TANF) Block Grant funds. Disbursements for all other health and social welfare programs are projected to total $1.93 billion, an increase of $262 million, including an expansion of the EPIC prescription drug program that increases income eligibility to $35,000 for single seniors and $50,000 for married couples, and a reduction in certain fees. Unrestricted aid programs to local governments are projected at $923 million, an increase of $98 million. This additional funding includes a 5% revenue sharing increase for all cities, towns, and villages outside New York City, and $87 million in additional aid to counties and selected cities, towns, villages, and school districts.

State operations pays for the costs of operating the executive, legislative, and judicial branches of government. Spending in this category is projected at $7.11 billion, an increase of $507 million (7.7%). This growth is attributable in part to a reduction in receipts from the State University that had offset General Fund spending ($38 million), and a decrease in federal grant awards from the Department of Correctional Services ($56 million).

Other sources of growth in State operations include salary increases and inflation ($100 million), the labor contract with State University professionals ($30 million), the development of State agency computer systems ($80 million), increases in the judiciary budget ($52 million), and higher costs in the Department of Correctional Services, including two new State prisons ($32 million). The estimate does not include new labor contracts that have not been approved by the Legislature. These costs will be funded through collective bargaining reserves of $675 million, which are carried separately in the Financial Plan. These reserves, when paid, will be reflected in various financial plan spending categories and will cover costs for both 1999-2000 and 2000-01 fiscal years.

The State has reached agreement with most of its major unions on a new four-year contract. The Financial Plan has reserved sufficient money for the added costs incurred under collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2001-02 to cover the projected recurring costs of new agreements. The State's workforce is projected to be approximately 195,000 employees, up about 2,700.

General State charges (GSCs) account for the costs of providing fringe benefits to employees and retirees of the executive, legislature and judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover payments-in-lieu of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its officers. Disbursements for GSCs are estimated at $2.19 billion, an increase of $104 million, reflecting higher health insurance rates to cover the increasing cost of prescription drug benefits. The estimate continues to assume the $250 million in offset funds related to the dissolution of the Medical Malpractice Insurance Association.

This category accounts for the interest costs on the State's commercial paper program, expected to have a maximum of $45 million outstanding, as this program is being replaced with additional variable rate general obligation bonds. The majority of the State's debt service is for long-term bonds, and is shown in the Financial Plan as a transfer to the General Debt Service Fund.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. Long-term debt service transfers are projected at $2.26 billion, an increase of $18 million. The increase reflects debt service costs from prior year bond sales (net of refunding saving), and certain sales to support new capital spending, primarily for economic development, the environment and education.

Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, other revenues, or federal grants. Transfers for capital projects of $234 million are projected to increase $23 million. All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $294 million, a decrease of $94 million. This amount takes into account the use of HCRA 2000 funding to subsidize the Roswell Park Cancer Institute.

The DRRF is assumed by Division of the Budget (DOB) to be reclassified from the General Fund to the Capital Projects fund type. The Financial Plan reflects the deposit of an additional $250 million in General Fund receipts to DRRF, as well as $250 million in one-time resources from the State's share of tobacco settlement proceeds.

Non-recurring Resources. The DOB estimates that the Financial Plan contains new actions in the enacted budget that provide non-recurring resources totaling approximately $36 million, excluding the surplus.

Fund Balances. The Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for collective bargaining and other spending commitments, $547 million in the TSRF, $150 million in the CRF, and $338 million in the CPF. In addition to the $1.71 billion reserved in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in DRRF.

Outyear Projections of Receipts and Disbursements. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by DOB indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves.

In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion. Sustained growth in the State's economy could contribute to closing potential budget imbalances over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. Savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, and maximization of federal and non-General Fund spending offsets could also help bring projected disbursements and receipts into balance. The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2001-02 Executive Budget submission. The revised expectations for these years will reflect updated estimates of receipts and disbursements as well as new recommendations.

Tobacco Settlement Proceeds and Uses. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers, under which the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years, with payments apportioned among the State (51%), counties (22%), and New York City (27%). The projected payments (but not their apportionment) are estimated and are subject to adjustments for the annual change in the volume of cigarette shipments and the rate of inflation. Through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion.

The Financial Plan utilizes certain resources from HCRA 2000, which continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. These programs will be financed with revenues generated from the financing mechanisms continued from predecessor legislation, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from will be deposited to DRRF.

Other Governmental Funds. In addition to the General Fund, the Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds. Amounts below do not include other sources and uses of funds transferred to or from other fund types. All Governmental Funds spending is estimated at $77.53 billion, an increase of $4.17 billion or 5.7%. Excluding spending for the STAR tax relief program, spending growth is 4.6%, comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).

Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5%, including federal grants and State special revenue funds. Federal grants comprise 69% of all Special Revenue spending, comparable to prior years. Disbursements from federal funds are estimated at $22.87 billion, up by $798 million (3.6%). Medicaid is the largest program, accounting for over half of total spending in this category. Federal support for Medicaid is projected at $14.93 billion, up $396 million. The remaining growth in federal funds is primarily for the Child Health Plus program, which is estimated to increase by $86 million, as well as increased spending in various social services programs. State special revenue spending is projected to be $10.38 billion, up $1.23 billion (13.5%), reflecting the next phase of the STAR program valued at $2.0 billion (up $785 million), and $617 million in additional spending from HCRA 2000. This growth is offset by a decrease of $176 million due to the elimination of medical provider assessments.

Capital Projects Funds. Spending from Capital Projects Funds is projected at $4.35 billion, up $124 million (2.9%), attributable to $184 million for new capital projects, primarily transportation, economic development, the environment and education, and planned increases for school construction and economic development.

Debt Service Funds. Spending from Debt Service Finds is estimated at $3.79 billion, an increase of $206 million (5.7%). Transportation, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the increase. Debt service for education, including university programs financed through the Dormitory Authority, will increase by $59 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

Special Considerations. Despite recent State budgetary surpluses, actions affecting receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State, resulting from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is to propose a balanced budget each year. The Legislature may not, however, enact the Governor's proposals or the State's actions may not be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from year to year and are influenced by governments, institutions, and events that are not subject to the State's control. The Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of economic forecasts prepared by commercial forecasting services and other public and private forecasters. Many uncertainties exist in national and State economic forecasts that could have an adverse effect on the State, including consumer spending attitudes, corporate and governmental restructuring, the financial sector, federal fiscal and monetary policies, interest rates, and the world economy. The State economy may, however, experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the tax structure in effect during the current fiscal year and on assumptions relating to basic economic factors and their historical relationships to tax receipts. In preparing projections of receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total tax liability.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, disbursements for local government services (partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect disbursements include uncertainties relating to the economy, federal policies, collective bargaining negotiations and changes in the demand for and use of State services.



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Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance could result in significantly different wage, bonus, and unemployment levels from those in the Financial Plan forecast. Merging and downsizing, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the Financial Plan arises from the potential impact of pending litigation and federal disallowances, which could adversely affect receipts and disbursements. The Financial Plan contains projected reserves of $150 million for such events, but assumes no significant federal disallowances or other federal actions.

Additional risks to the Financial Plan may arise from the enactment by the U.S. Congress of the Personal Responsibility and Work Opportunity Reconciliation Act of 1996, which created the new TANF program partially funded with a federal block grant to states. Congress has recently debated proposals under which the federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could adversely affect State finances.

The Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The DOB believes that its projections of receipts and disbursements relating to the current Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from these projections. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion.

Tax Refund Reserve Account. Personal income tax net collections in recent years have been affected by the pattern of refund payments made and reflect transactions in the tax refund reserve account, which is designated to pay tax refunds. The Comptroller deposits into this account tax moneys as determined by the Commissioner of Taxation and Finance. This deposit has the effect of reducing receipt, and the withdrawal of moneys from the account has the effect of increasing receipts. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program that are required to be on deposit in this account. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the STAR Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The Financial Plan also assumes an additional $250 million deposit of personal income taxes to the DRRF.

Cash-Basis Results for Prior Fiscal Years. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

General Fund 1997-98 through 1999-2000. New York State's financial operations have improved during recent fiscal years. During its last eight fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1999-2000 Fiscal Year . The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund surplus of $1.51 billion. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus. The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million. The balance is comprised of $547 million in the TSRF after a deposit of $74 million; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF. The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account to pay for tax refunds of which $521 million was made available as a result of the


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LGAC financing program and was required to be on deposit as of March 31, 2000.
The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) totaled $37.40 billion, an increase of 1.6%. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6%.

1998-99 Fiscal Year. The State ended its 1998-99 fiscal year in balance on a cash basis, with a General Find surplus of $1.82 billion. The surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. The State reported a General Fund closing cash balance of $892 million, an increase of $254 million. The TSRF closing balance was $473 million, following an additional deposit of $73 million. The CRF closing balance was $107 million, following a deposit of $39 million. The CPF closed the fiscal year with a balance of $312 million. The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account to pay for tax refunds. The remaining balance of $521 million in the tax refund reserve account was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) totaled $36.82 billion, an increase of 6.2%. General Fund disbursements and transfers to other funds totaled $36.57 billion, an increase of 6.1%.

1997-98 Fiscal Year. The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund surplus of approximately $2.04 billion. The surplus was derived primarily from higher-than anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs. The General Fund had a closing balance of $638 million, an increase of $205 million. The TSRF closing balance was $400 million, following a required deposit of $15 million and an additional deposit of $68 million. The CRF closing balance was $68 million, following a $27 million deposit. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) totaled $34.67 billion, an annual increase of 4.9%. General Fund disbursements and transfers to other funds were $34.47 billion, an increase of 4.8%.

Other Governmental Funds (1997-98 through 1999-2000). The size of the three other governmental fund types has grown over the last three fiscal years, with federally-funded programs comprising approximately one-third of these funds. The most significant changes in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types support the capital programs of the Department of Transportation, the Metropolitan Transportation Authority (MTA) and other transit entities, and the creation of the STAR program through the diversion of personal income tax receipts to a special revenue fund.

In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion, primarily as a result of increased costs for the federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation purposes, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds increased from $3.57 billion to $422 billion, primarily for education, environment, public protection and transportation programs. The composition of this fund type's receipts has also changed as dedicated taxes, federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.

Activity in the Debt Service Funds reflected increased use of bonds for improvements to the State's capital facilities and the ongoing costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years. Disbursements in this fund type increased from $3.09 billion to $3.59 billion.

GAAP-Basis Results for Prior Fiscal Years. The Comptroller prepares a comprehensive annual financial report on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board, which contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.



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

1998-99 Fiscal Year. The State completed its 1998-99 fiscal year with an operating surplus of $1.32 billion, including surpluses in the General Fund ($1.078 billion), Debt Service Funds ($209 million) and Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

General Fund . The State reported a General Fund operating surplus of $1.078 billion, as compared to a surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million. Revenues increased $1.969 billion (5.7%) with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personal income taxes grew $1.733 billion, an increase of nearly 9.3%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8%, due to increased consumer confidence. Other taxes increased $73 million, or 6.9%. Miscellaneous revenues increased $145 million, a 5.6% increase, primarily because of an increase in reimbursements from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9%, because of prior year refunds and carry forwards which were applied against 1998 liabilities. Expenditures increased $1.826 billion (5.5%), with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1%) due to an increase in spending for support for public schools, handicapped pupil education and local colleges. General purpose aid increased nearly $329 million (56.5%) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements. Net other financing sources decreased $626 million (159.3%) because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for the Roswell Park Cancer Institute.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating deficit of $117 million was reported for the Special Revenue Funds which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion (4.0%) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3%) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (1.0%). Debt Service Funds ended the fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3%) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0%). Net other financing sources increased $253 million (227.4%) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund. An operating surplus of $154 million was reported in the Capital Projects Funds and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6%) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5%) primarily because of increases in capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

1997-98 Fiscal Year. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

General Fund. The State reported a General Fund operating surplus of $1.56 billion, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $308 million and tax refunds payable of $147 million. Revenues increased $617 million (1.8%), with increases in personal income, consumption and use, and business taxes, and



                                       55
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decreases reported for other taxes, federal grants and miscellaneous revenue.
Personal income taxes grew $746 million, an increase of nearly 4.2%. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million (5.0%) as a result of increased consumer confidence. Business taxes grew $28 million (0.5%). Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million (12.7%), due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments. Expenditures increased $147 million (0.4%), with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6%) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6%) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (28.8%) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997. Net other financing sources decreased $841 million (68.2%) due to the nonrecurring use of bond proceeds ($769 million) provided by the Dormitory Authority of the State of New York (DASNY) to pay the outstanding pension amortization liability incurred in 1997.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $49 million was reported for the Special Revenue Funds, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million (3.3%) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3%) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3%). Debt Service Funds ended the fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6%) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4%). Net other financing sources increased $89 million (401.3%) due primarily to savings achieved through advance refundings of outstanding bonds. An operating surplus of $232 million was reported in the Capital Projects Funds and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6%) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local wastewater treatment projects. Expenditures increased $146 million (4.5%) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. In recent years, many industries in the services sector, especially high-technology firms, have been prospering.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located upstate.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.


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Finance Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, state and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1%, which, although lower than 1999's 2.6%, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9% in 2000, down from 5.1% in 1999.

Personal income is expected to rise 6.1% in 2000, with a 7.5% increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

Debt and Other Financing Activities

Legal Categories of State Debt and Other Financings. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation and State-Guaranteed Financing. There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially


                                       57
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level or declining debt service payments, within 50 years after issuance, commencing no more than three year after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program that created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State expects to redeem the remaining BANs outstanding and does not anticipate issuing new BANs during the 2000-01 fiscal year.

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve its capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact an additional refinancing in 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2000-01 fiscal year.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

Lease-Purchase and Contractual-Obligation Financing. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

The State also participates in the issuance of certificates of participation
(COPs) in a pool of leases entered in to by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


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The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 1999-2000 fiscal year were $35.1 million comprised of $22.4 million attributable to principal and $12.7 million attributable to interest. As of March 31, 2000, the remaining State liability for scheduled payments pursuant to these capital lease-purchase agreements is approximately $380 million, comprised of approximately $226 million attributable to principal and $154 million attributable to interest. Included in these amounts is approximately $171 million attributable to principal and $148 million attributable to interest for real property capital lease-purchase agreements. As such obligations do not entail a traditional bond, note, or COPs financing, these amounts are not reflected in the tables describing State-supported debt.

Moral Obligation and Other Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-01 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The NYC MAC legislation also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 3l, 1984 and no such bonds are outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy
MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formerly issued by the New York State Medical Care Facilities Finance Agency (MCFFA) and now included as debt of the DASNY, or bonds issued directly by DASNY, in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-01 fiscal year. The statutory authorization to issue bonds under this program expired on March 1, 1998.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to 1% of the 4% State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision



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capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

2000-01 Borrowing Plan. The State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. A copy of this plan can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.state.ny.us/dob.

The State's borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs). Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities. Borrowing; by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve finds, and other costs, net of anticipated refundings and other adjustments. Included therein are borrowing by:
(i) DASNY for the State University of New York (SUNY); the City University of New York (CUNY); health and mental health facilities; child care facilities; biomedical facilities; the Judicial Training Institute; school construction; and university facilities (Jobs 2000); (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program;
(iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities; and economic development purposes, including sports facilities and projects within the Buffalo inner harbor area; (iv) the Environmental Facilities Corporation (EFC) for environmental projects, including Pipeline for Jobs (Jobs 2000); and (v) HFA for housing programs. Borrowings include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes. Four public authorities (Thruway Authority, DASNY, UDC and HFA) are authorized to issue bonds under this program. Borrowings also include the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes. Three public authorities (DASNY, UDC and EFC) are authorized to issue bonds under this program. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary.

Outstanding Debt of the State and Certain Authorities. For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

State-Supported Debt Outstanding

General Obligation Bond Programs. The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 1997-98 through 1999-2000 fiscal years (excluding bonds issued to redeem
BANs) were $486 million, $249 million, and $208 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2000, the total amount of outstanding general obligation debt was $4.6 billion, including $45 million in BANs. Chapter 58 of the laws of 2000 enacted the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which will be presented to the voters for approval in the State's November 2000 general election.


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Lease-Purchase and Contractual-Obligation Financing Programs. The second type of
State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects. The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds.

Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs for rail, port, transit and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Since 1993, periodic legislation has authorized a series of multi-year capital plans for the State's transportation programs. Most recently, legislation enacted in 2000 authorized a $17.1 billion 2000-01 through 2004-05 capital program for highways and bridges, canals, rail, ports, aviation, and non-MTA transit systems. The new program will be financed by a combination of Federal grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, revenues from the Dedicated Mass Transportation Trust Fund and a portion of the proceeds of bonds issued pursuant to the $3.8 billion Transportation Infrastructure Bond Act of 2000, if approved by the voters in the November 2000 general election.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program. Legislation adopted in 2000 provided for increases in amounts dedicated to the MTA through the Dedicated Mass Transportation Trust Fund by increasing the portion of the petroleum less tax and other transportation-related taxes and fees that would flow to that Fund. The legislation schedules these increases throughout the 2000-01 through 2004-05 period.

Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees. The 34 SUNY campuses include more than 2,300 buildings, including classrooms, dormitories, libraries, athletic and student facilities and other buildings of which 84% are over 20 years of age. Together with the 30 SUNY community colleges, the SUNY system serves nearly 370,000 students. The CUNY system is comprised of 11 senior colleges and 6 community colleges that serve approximately 199,000 degree credit students.

Mental Hygiene/Health. The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD) and the Office of Alcoholism and Substance Abuse Services. Historically, this care has been provided at large State institutions. Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD's capital program supports a State institutional infrastructure comprising 13 Developmental Disabilities Services Offices with almost 400 buildings, and a State- and non-profit operated community network of approximately 25,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State- and non-profit infrastructure. OMH's capital program supports an institutional physical plant consisting of 23 campuses with over 1,000 buildings as well as 10,000 State- and non-profit operated community residential beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of the existing capital base of State-and nonprofit operated community beds and the development of new non-profit operated community beds. As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses,



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permitting the planned development of alternate uses for the surplus facilities.
Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY. Various capital programs for Department of Health facilities have also been financed by DASNY using contractual-obligation financing arrangements.

Corrections. During the 10-years ended 1992, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 72,000 inmates in 70 facilities with 3,400 buildings. Although the Department of Correctional Services capital program was focused primarily on rehabilitation of existing facilities in the early 1990s, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The State has added approximately 4,600 beds in response to this population growth.

Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services, the State's housing programs, and various environmental, economic development, and State building programs. In addition, DASNY has issued taxable pension bonds to refinance the balance of a preexisting State pension liability, for the purpose of achieving present value savings.

Debt authorizations for certain programs are approved or enacted all at one time and are expected to be fully issued over time. Authorizations for other capital programs are enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate an intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. For example, there are no current plans for the Thruway Authority to issue any of the authorizations for the suburban transportation program or the remaining emergency highway authorizations.

The Debt Reform Act of 2000, which implements statutory initiatives intended to improve the State's borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000, includes the following provisions: (i) a phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt level is 6% of personal income); (ii) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5% of total governmental receipts); (iii) a limit on the use of debt to capital works and purposes only; and (iv) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding begins at 0.75% of personal income and is gradually increased until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75% of total governmental funds receipts and is gradually increased until it is fully phased in at 5% in 2013-14. State-supported bond issuances during the 2000-01 borrowing plan are projected by DOB to be within the Debt Reform Act's statutory caps.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31st of each year and reported in the quarterly Financial Plan Update most proximate to October 3lst of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the



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financial condition of the State. As of May 31, 2000, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million was expected to be paid during the 1999-2000 fiscal year.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. Adverse decisions in legal proceedings against the State may, however, exceed the amount of all potential Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced Financial Plan.

Tax Law. In New York Association of Convenience Stores v. Urbach, petitioners are seeking to compel the Department of Taxation and Finance and its Commissioner to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In August 1996, the New York Supreme Court ordered equal implementation and enforcement of these taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents obtained a stay of the orders pending appeal. In May 1997, the Third Department deleted the portion of the orders that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products, holding that petitioners had not sought such relief and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. In July 1998, the New York Court of Appeals reversed the Third Department and remanded the matter to the Supreme Court, holding that while the petitioners had standing to assert an equal protection claim, their claim did not implicate racial discrimination. The Court remanded the case to resolve whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In July 1999, the Supreme Court, Albany County, dismissed the petition. Petitioners' appeal of this dismissal is pending.

Line Item Veto. In an action commenced in June 1998 (Silver v. Pataki), the Speaker of the Assembly challenged the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature. The State is currently appealing the denial of its motion to dismiss.

Real Property Claims. In March 1985 in Oneida Indian Nation of New York v. County of Oneida, the U.S. Supreme Court affirmed a Second Circuit judgment that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in State court. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued and are still awaiting determination. In February 1999, the District Court appointed a federal settlement master.

Several other federal actions involving Indian claims to land in upstate New York are also pending, including Cayuga Indian Nation of New York v. Cuomo, Canadian St. Regis Band of Mohawk Indians v. State of New York



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and Seneca Nation of Indians v. State of New York. The Supreme Court's holding in Oneida Indian Nation may impair or eliminate certain of the State's defenses to these actions, but may enhance others. In Cayuga Indian Nation, in March 1999, the District Court appointed a federal settlement master. In October 1999, the District Court granted the federal government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages surplus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. In Canadian St. Regis, the District Court directed the parties to re-brief outstanding motions to dismiss brought by the defendants. No decision has been rendered on these motions. In Seneca Nation, in November 1999, the District Court confirmed the magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. The District Court has set a trial date of October 17, 2000 for that portion of the case related to the plaintiff s claim of ownership of the islands in the Niagara River.

Determining Net Asset Value for the Money Market Funds

The Money Market Funds use the amortized cost method to determine their NAV.

Use of the Amortized Cost Method. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Monitoring Procedures

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the NAV based upon available indications of market value. The Trustees will decide what, if any, steps should be taken



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if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees or their delegate must determine that they are of comparable quality. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuation of Portfolio Securities

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc.

(the "NYSE") is open. With respect to the Money Market Funds, a "Business Day is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of Portfolio Securities for the Taxable Bond Funds and the Tax-Free Bond Funds.

Investment securities held by the Fund for Income, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

Valuation of Portfolio Securities for the Equity Funds.

Each equity security held by a Fund is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters, based upon pricing procedures approved by the Board of Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Performance

Performance of the Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as:

         o        portfolio quality;
         o        average portfolio maturity;
         o        type of instruments in which the portfolio is invested;
         o        changes in interest rates on money market instruments;
         o        changes in Fund (class) expenses; and

         o        the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1999 are listed in the following table.

------------------------------------- ------------ ----------------------------------- ------------
Federal Money Market:  Investor            5.07%   Ohio Municipal Money Market              2.69%
------------------------------------- ------------ ----------------------------------- ------------
Federal Money Market:  Select              4.81%   Prime Obligations                        4.81%
------------------------------------- ------------ ----------------------------------- ------------
Financial Reserves                         4.88%   Tax-Free Money Market                    2.76%
------------------------------------- ------------ ----------------------------------- ------------
Gradison Government Reserves               4.66%   U.S.    Government    Obligations:       4.71%
                                                   Investor
------------------------------------- ------------ ----------------------------------- ------------
Institutional      Money     Market:       5.28%   U.S.    Government    Obligations:       4.45%
Investor                                           Select
------------------------------------- ------------ ----------------------------------- ------------
Institutional Money Market:  Select        4.95%
------------------------------------- ------------

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ending October 31, 1999 are listed below.

--------------------------------------- ---------- ----------------------------------- ------------
Federal Money Market:  Investor            5.20%   Ohio Municipal Money Market              2.73%
--------------------------------------- ---------- ----------------------------------- ------------
Federal Money Market:  Select              4.93%   Prime Obligations                        4.92%
--------------------------------------- ---------- ----------------------------------- ------------
Financial Reserves                         4.99%   Tax-Free Money Market                    2.80%
--------------------------------------- ---------- ----------------------------------- ------------
Gradison Government Reserves               4.77%   U.S.    Government    Obligations:       4.82%
                                                   Investor
--------------------------------------- ---------- ----------------------------------- ------------
Institutional Money Market:  Investor      5.42%   U.S.    Government    Obligations:       4.55%
                                                   Select
--------------------------------------- ---------- ----------------------------------- ------------
Institutional Money Market:  Select        5.08%
--------------------------------------- ----------

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 1999 and the period since inception are as follows:

--------------------------------------- ------------ ------------ ------------ ------------ ------------
                                         Inception                                             Since
                                           Date       One-Year     Five-Year    Ten-Year     Inception
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Federal Money Market:  Investor          3/23/88        4.82%        4.99%        4.85%        5.30%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Federal Money Market:  Select            3/23/98        4.56%          N/A          N/A        4.81%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Financial Reserves                        4/4/83        4.62%        5.06%        4.92%        6.03%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Gradison Government Reserves             4/26/76        4.44%        4.85%        4.71%        7.13%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Institutional Money Market:  Investor    1/10/83        5.03%        5.44%        5.22%        6.42%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Institutional Money Market:  Select       6/5/95        4.72%          N/A          N/A        4.88%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ohio Municipal Money Market               7/3/85        2.49%        2.99%        3.17%        3.60%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Prime Obligations                       11/18/86        4.52%        4.89%        4.91%        5.48%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Tax-Free Money Market                    8/24/88        2.55%        3.00%        3.19%        3.48%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
U.S. Government Obligations: Investor     1/8/97        4.27%        4.85%        4.77%        5.26%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
U.S. Government Obligations:  Select    11/18/86        4.54%          N/A          N/A        4.94%
--------------------------------------- ------------ ------------ ------------ ------------ ------------


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1999 and the period since inception are as follows:

------------------------------------------ ------------- ------------ ------------- -------------
                                            Inception                                  Since
                                               Date       Five-Year     Ten-Year     Inception
------------------------------------------ ------------- ------------ ------------- -------------
Federal Money Market:  Investor              3/23/88      27.58%        60.65%        82.12%
------------------------------------------ ------------- ------------ ------------- -------------
Federal Money Market:  Select                3/23/98         N/A           N/A         7.84%
------------------------------------------ ------------- ------------ ------------- -------------
Financial Reserves                            4/4/83      27.98%        61.60%       164.01%
------------------------------------------ ------------- ------------ ------------- -------------
Gradison Government Reserves                 4/26/76      26.72%        58.42%       404.70%
------------------------------------------ ------------- ------------ ------------- -------------
Institutional Money Market:  Investor        1/10/83      30.34%        66.29%       184.64%
------------------------------------------ ------------- ------------ ------------- -------------
Institutional Money Market:  Select           6/5/95         N/A           N/A        23.36%
------------------------------------------ ------------- ------------ ------------- -------------
Ohio Municipal Money Market                   7/3/85      15.90%        36.66%        66.03%
------------------------------------------ ------------- ------------ ------------- -------------
Prime Obligations                           11/18/86      26.95%        61.55%        99.59%
------------------------------------------ ------------- ------------ ------------- -------------
Tax-Free Money Market                        8/24/88      15.93%        36.85%        46.58%
------------------------------------------ ------------- ------------ ------------- -------------
U.S. Government Obligations:  Investor        1/8/97      26.72%        59.39%        94.21%
------------------------------------------ ------------- ------------ ------------- -------------
U.S. Government Obligations:  Select        11/18/86         N/A           N/A        14.52%
------------------------------------------ ------------- ------------ ------------- -------------

Performance of the Non-Money Market Funds.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                                                6
               Standardized Yield = 2 [(a-b + 1)  - 1]
                                        ---
                                        cd

 The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses accrued for the period (net of any expense
                  reimbursements).
         c =      the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =      the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1999 were as follows:

------------------------ ----------- ------------------------------ ----------
Balanced: A                  2.29%   LifeChoice Growth                 1.45%
------------------------ ----------- ------------------------------ ----------
Convertible Securities       4.50%   LifeChoice Moderate               2.48%
------------------------ ----------- ------------------------------ ----------
Diversified Stock: A         0.26%   Limited Term Income               5.31%
------------------------ ----------- ------------------------------ ----------
Diversified Stock: G         0.05%   National Muni Bond: A             3.55%
------------------------ ----------- ------------------------------ ----------
Established Value: G         0.17%   New York Tax-Free: A              3.84%
------------------------ ----------- ------------------------------ ----------
Fund for Income: A           5.77%   Ohio Municipal Bond: A            4.15%
------------------------ ----------- ------------------------------ ----------
Fund for Income: G           6.00%   Ohio Municipal Bond: G            4.45%
------------------------ ----------- ------------------------------ ----------
Growth                     (0.19)%   Real Estate Investment Fund       4.88%
------------------------ ----------- ------------------------------ ----------
Intermediate Income          5.57%   Small Co. Opp'ty: A             (0.09)%
------------------------ ----------- ------------------------------ ----------
International Growth: A        N/A   Small Co. Opp'ty: G             (0.33)%
------------------------ ----------- ------------------------------ ----------
International Growth: G        N/A   Special Value: A                  0.58%
------------------------ ----------- ------------------------------ ----------
Investment Quality Bond      5.66%   Stock Index: A                    1.08%
------------------------ ----------- ------------------------------ ----------
Lakefront                    0.14%   Stock Index: G                    0.90%
------------------------ ----------- ------------------------------ ----------
LifeChoice Conservative      3.56%   Value                             0.35%
------------------------ ----------- ------------------------------ ----------

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class = Dividends of the Class for a Period of One-Year
                              -----------------------------------------------
                              Max. Offering Price of the Class (last day of period

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the one year period ended October 31, 1999 were as follows:

--------------------------------- ------------- ------------- ------------- ---------------
                                  Dividend                    Distribution
                                  Yield at                    Return at
                                  Maximum       Dividend      Maximum       Distribution
                                  Offering      Yield at      Offering      Return at Net
                                  Price         Net Asset     Price         Asset Value
                                                Value
--------------------------------- ------------- ------------- ------------- ---------------
Balanced                              1.96%         2.08%         7.69%           8.16%
--------------------------------- ------------- ------------- ------------- ---------------
Convertible Securities                5.09%         5.40%         5.27%           5.59%
--------------------------------- ------------- ------------- ------------- ---------------
Diversified Stock                     0.30%         0.32%        20.32%          21.56%
--------------------------------- ------------- ------------- ------------- ---------------
Fund for Income                       5.97%         6.09%         5.97%           6.09%
--------------------------------- ------------- ------------- ------------- ---------------
Growth                                0.00%         6.75%         0.00%           7.16%
--------------------------------- ------------- ------------- ------------- ---------------
Intermediate Income                   5.06%         5.37%         5.18%           5.49%
--------------------------------- ------------- ------------- ------------- ---------------
International Growth                  0.00%         0.00%         2.72%           2.89%
--------------------------------- ------------- ------------- ------------- ---------------
Investment Quality Bond               5.29%         5.61%         5.29%           5.61%
--------------------------------- ------------- ------------- ------------- ---------------
Lakefront                             0.59%         0.63%        11.39%          12.08%
--------------------------------- ------------- ------------- ------------- ---------------
LifeChoice Conservative Investor        N/A         5.37%           N/A           7.43%
--------------------------------- ------------- ------------- ------------- ---------------
LifeChoice Growth Investor              N/A         2.03%           N/A           4.55%
--------------------------------- ------------- ------------- ------------- ---------------
LifeChoice Moderate Investor            N/A         3.07%           N/A           5.25%
--------------------------------- ------------- ------------- ------------- ---------------
Limited Term Income                   5.00%         5.10%         5.00%           5.10%
--------------------------------- ------------- ------------- ------------- ---------------
National Municipal Bond               3.77%         4.00%         6.01%           6.38%
--------------------------------- ------------- ------------- ------------- ---------------
New York Tax-Free                     4.79%         5.09%         4.79%           5.09%
--------------------------------- ------------- ------------- ------------- ---------------
Ohio Municipal Bond                   4.13%         4.38%         5.68%           6.03%
--------------------------------- ------------- ------------- ------------- ---------------
Real Estate Investment                4.98%         5.29%         4.98%           5.29%
--------------------------------- ------------- ------------- ------------- ---------------
Small Company Opportunity             0.22%         0.24%         0.45%           0.47%
--------------------------------- ------------- ------------- ------------- ---------------
Special Value                         0.58%         0.62%         4.79%           5.09%
--------------------------------- ------------- ------------- ------------- ---------------
Stock Index                           1.18%         1.25%         9.34%           9.91%
--------------------------------- ------------- ------------- ------------- ---------------
Value                                 0.20%         0.22%        15.87%          16.83%
--------------------------------- ------------- ------------- ------------- ---------------

The dividend yield and distribution returns on Class G shares for the period from commencement of operations to October 31, 1999 were as follows.

--------------------------------- ---------------------- ----------------- --------------------
                                    Commencement Date     Dividend Yield      Distribution
                                                                                 Returns
--------------------------------- ---------------------- ----------------- --------------------
Diversified Stock                    March 29, 1999             0.23%               21.47%
--------------------------------- ---------------------- ----------------- --------------------
Established Value                     April 5, 1999             0.33%                2.96%
--------------------------------- ---------------------- ----------------- --------------------
Fund for Income                      March 29, 1999             6.16%                6.16%
--------------------------------- ---------------------- ----------------- --------------------
International Growth                 March 29, 1999             0.00%                2.90%
--------------------------------- ---------------------- ----------------- --------------------
Ohio Municipal Bond                  March 29, 1999             4.40%                6.06%
--------------------------------- ---------------------- ----------------- --------------------
Small Company Opportunity            March 29, 1999             0.24%                0.48%
--------------------------------- ---------------------- ----------------- --------------------
Stock Index                           June 30, 1999             1.21%                9.87%
--------------------------------- ---------------------- ----------------- --------------------

Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                      1/n
               (ERV/P)   -1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

               ERV - P = Total Return
               -------
                  P

In calculating total returns for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at NAV, as discussed below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The average annual total return and cumulative total return on Class A and G shares, for the period from the commencement of operations to October 31, 1999 (life of Fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1999 also are shown on this table.

--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
                                           Average       Cumulative
                                           Annual        Total Return   One-Year      Five-Year     Ten-Year
                                           Total         for the Life   Average       Average       Average
                                 Maximum   Return for    of the Fund    Annual        Annual        Annual Total
                      Inception  Sales     the Life of   at Maximum     Total         Total         Return at
Fund -- Class         Date       Charge    the Fund at   Offering       Return at     Return at     Maximum
                                           Maximum       Price          Maximum       Maximum       Offering
                                           Offering                     Offering      Offering      Price
                                           Price                        Price         Price
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Balanced -- A         12/10/93   5.75%         12.29%         97.89%         5.34%        14.75%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Convertible Sec's     4/14/88    5.75%         10.59%        219.61%         5.96%        10.59%         10.27%
-- A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Diversified Stock     10/20/89   5.75%         16.08%        346.14%        12.52%        22.03%         16.25%
-- A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Diversified Stock -   3/26/99    None             N/A          4.73%           N/A           N/A            N/A
G
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Established Value     8/16/83    None          14.26%        767.19%        17.63%        16.54%         12.80%
-- G
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Fund for Income -- A  9/16/87    2.00%          7.57%        142.13%       (0.25)%         6.99%          6.83%
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Fund for Income -- G  3/26/99    None             N/A          0.72%           N/A           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Growth -- A           12/3/93    5.75%         20.70%        203.93%        17.10%        24.12%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Intermediate Inc.     12/10/93   5.75%          3.67%         23.65%       (5.91)%         4.87%            N/A
-- A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Int'l Growth -- A     5/18/90    5.75%          7.73%        102.24%        22.03%         7.11%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Int'l Growth -- G     3/26/99    None             N/A         20.03%           N/A           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Inv. Quality Bond     12/10/93   5.75%          3.84%         24.87%       (6.86)%         5.37%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Lakefront              3/3/97    5.75%         13.76%         40.96%        17.85%           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
LifeChoice Cons.      12/31/96   None           7.76%         23.59%         8.24%           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
LifeChoice Growth     12/31/96   None          10.84%         33.87%        15.33%           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
LifeChoice Moderate   12/31/96   None           9.36%         28.85%        12.42%           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Limited Term Income   10/20/89   2.00%          5.76%         75.32%       (0.36)%         5.12%          5.73%
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Nat'l Muni Bond -- A   2/3/94    5.75%          4.04%         25.55%       (6.72)%         5.64%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
NY Tax-Free -- A      2/11/91    5.75%          5.07%         53.90%       (7.38)%         3.78%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Ohio Muni Bond -- A   5/18/90    5.75%          6.07%         74.53%       (7.88)%         5.42%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Ohio Muni Bond -- G   3/26/99    None             N/A        (3.59)%           N/A           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Real Estate Inv. --A  4/30/97    5.75%          0.66%          1.67%       (5.70)%           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Small Co. Opp'ty --   3/26/99    5.75%            N/A          4.20%           N/A           N/A            N/A
A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Small Co. Opp'ty --   8/16/83    None           9.62%        342.84%       (3.14)%        10.37%          9.73%
G
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Special Value -- A    12/3/93    5.75%          8.46%         61.59%       (4.98)%         8.81%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Stock Index -- A      12/3/93    5.75%         20.46%        200.43%        17.74%        23.72%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Stock Index -- G      6/30/99    None             N/A        (0.46)%           N/A           N/A            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------



--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
                                           Average       Cumulative
                                           Annual        Total Return   One-Year      Five-Year     Ten-Year
                                           Total         for the Life   Average       Average       Average
                                 Maximum   Return for    of the Fund    Annual        Annual        Annual Total
                      Inception  Sales     the Life of   at Maximum     Total         Total         Return at
Fund -- Class         Date       Charge    the Fund at   Offering       Return at     Return at     Maximum
                                           Maximum       Price          Maximum       Maximum       Offering
                                           Offering                     Offering      Offering      Price
                                           Price                        Price         Price
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------
Value -- A            12/3/93    5.75%         18.52%        172.90%        13.10%        21.45%            N/A
--------------------- ---------- --------- ------------- -------------- ------------- ------------- --------------

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 1999 (life of Fund) are shown in the table that follows.

----------------------- ------------- -------------- -------------------- -------------- -------------
                        Average       Cumulative                          Average        Cumulative
                        Annual        Total Return                        Annual Total   Total
                        Total         at Net Asset                        Return at      Return at
                        Return at     Value                               Net Asset      Net Asset
                        Net Asset                                         Value          Value
                        Value
----------------------- ------------- -------------- -------------------- -------------- -------------
Balanced                 13.42%        109.96%       LifeChoice              9.36%        28.85%
                                                     Moderate
----------------------- ------------- -------------- -------------------- -------------- -------------
Convertible Sec's        11.15%        239.10%       Limited        Term     5.97%        78.83%
                                                     Income
----------------------- ------------- -------------- -------------------- -------------- -------------
Diversified Stock        16.77%        373.36%       Nat'l Muni Bond         5.12%        33.21%
----------------------- ------------- -------------- -------------------- -------------- -------------
Fund for Income           7.75%        147.17%       NY Tax-Free             5.78%        63.26%
----------------------- ------------- -------------- -------------------- -------------- -------------
Growth                   21.91%        222.47%       Ohio Muni Bond          6.73%        85.18%
----------------------- ------------- -------------- -------------------- -------------- -------------
Intermediate Income       4.72%         31.19%       Real Estate Inv.        3.07%         7.87%
----------------------- ------------- -------------- -------------------- -------------- -------------
Int'l Growth              8.41%        114.58%       Small Co. Opp'ty        9.63%       343.68%
----------------------- ------------- -------------- -------------------- -------------- -------------
Inv. Quality Bond         4.89%         32.49%       Special Value           9.55%        71.44%
----------------------- ------------- -------------- -------------------- -------------- -------------
Lakefront                16.32%         49.55%       Stock Index            21.67%       218.75%
----------------------- ------------- -------------- -------------------- -------------- -------------
LifeChoice Cons.          7.76%         23.59%       Value                  19.71%       189.55%
----------------------- ------------- -------------- -------------------- -------------- -------------
LifeChoice Growth        10.84%         33.84%
----------------------- ------------- --------------

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish the ranking of its performance or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the S&P 500 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman GNMA Index, the J.P. Morgan Government Bond Index and the Morgan

Stanley All Country World Index Free ex US. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch, and Salomon Smith Barney, and in publications issued by Lipper and in the following publications: iMoneyNet Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor,

Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

Additional Purchase, Exchange, and Redemption Information

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities" is subject to change.

When the NYSE is closed (and, in the case of the Money Market Funds, when the Federal Reserve Board of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Purchasing Shares.

Alternative Sales Arrangements - Class A and Class G Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing Class A and Class G shares, investors should understand that the purpose and function of the Class G asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Generally, Class A shares have lower ongoing expenses than Class G shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Investors also should evaluate the benefits of investing in Class G shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Effective December 15, 1999, the Trust discontinued offering Class B shares of the Funds. Holders of Class B shares of the Diversified Stock Fund may continue to reinvest their dividends in additional Class B shares of that Fund. With the exception of the Diversified Stock Fund, each Fund that offered Class B shares prior to December 15, 1999 has converted all of its outstanding Class B shares to Class A shares.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced, Convertible Securities, Diversified Stock, Growth, Intermediate Income, Investment Quality Bond, International Growth, Lakefront, Nasdaq-100 Index(R), National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds.

                           Initial Sales Charge:     Concession to Dealers:
     Amount of Purchase     % of Offering Price        % of Offering Price
     ------------------     -------------------        -------------------
    Up to $49,999                    5.75%                       5.00%
    $50,000 to $99,999               4.50%                       4.00%
    $100,000 to $249,999             3.50%                       3.00%
    $250,000 to $499,999             2.50%                       2.00%
    $500,000 to $999,999             2.00%                       1.75%
    $1,000,000 and above             0.00%                           *

The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income and Limited Term Income Fund

                           Initial Sales Charge:     Concession to Dealers:
     Amount of Purchase     % of Offering Price        % of Offering Price
     ------------------     -------------------        -------------------
    Up to $49,999                    2.00%                       1.50%
    $50,000 to $99,999               1.75%                       1.25%
    $100,000 to $249,999             1.50%                       1.00%
    $250,000 to $499,999             1.25%                       0.75%

                           Initial Sales Charge:     Concession to Dealers:
     Amount of Purchase     % of Offering Price        % of Offering Price
     ------------------     -------------------        -------------------

    $500,000 to $999,999             1.00%                       0.50%
    $1,000,000 and above             0.00%                           *

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on any of such shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on any of such shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.50% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Money Market Funds, the LifeChoice Funds and Class G shares of the Funds do not impose initial or deferred sales charges on their shares.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge) within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Class G Shares. As a result of the 1998 acquisition of McDonald & Company Securities Inc., a major regional broker-dealer, by KeyCorp, the parent of the Adviser, seven funds previously managed by McDonald's Gradison Division reorganized into Class G shares of the Diversified Stock, Established Value, Fund for Income, Gradison Government Reserves, International Growth, Ohio Municipal Bond and Small Company Opportunity Funds. This reorganization took place on March 26, 1999.

In addition, the Stock Index Fund began offering Class G Shares on June 30, 1999 and the Intermediate Income, Investment Quality Bond, National Municipal Bond, New York Tax-Free, Value, Growth, Special Value, Balanced, Convertible Securities and Real Estate Investment Funds began offering Class G Shares on December 15, 1999. The Nasdaq-100 Index(R) Fund began offering Class G shares on July 31, 2000.

No inital or deferred sales charges are imposed on Class G shares. McDonald Investments Inc., an affiliate of the Adviser, compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectuses. Except for the Stock Index and Nasdaq-100 Index(R) Funds, which do not carry any 12b-1 fees, Class G shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class G Share Rule 12b-1 Plan." There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Exchanging Shares.

Shares of any Money Market Fund may be exchanged for Class A shares of any of the Funds and may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class A shares of a Fund only for Class A shares of another Fund. At present, not all Funds of the Trust offer multiple classes of shares. Shareholders owning shares of more than one class of shares must specify the class that they intend to exchange. If you do not make a selection, your exchange will be made in Class A shares.

You may only exchange your shares for shares of a Fund that is currently offering shares.

Class G shares of any Fund may be exchanged for Class G shares, Select shares, or any single class money market shares of a Fund offered by the Trust. Shareholders who owned Class G shares on the closing date of the Gradison Fund reorganization can exchange into Class A shares of any Fund that does not offer Class G Shares without paying a sales charge.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale for federal income tax purposes. A shareholder must recognize any gain or loss in connection with any such exchange.

Redeeming Shares.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Dividends and Distributions

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains annually. The Money Market Funds declare dividends daily and pay them monthly. The Balanced Fund, the Taxable Bond Funds and the Municipal Bond Funds declare and pay dividends monthly. The LifeChoice Funds and each Equity Fund, other than the Balanced Fund, declare and pay dividends quarterly.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ in amount as a consequence of any differences in NAV among the classes due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

Taxes

Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses



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

allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used of offset capital gains in such future years. As of October 31, 1999, the Prime Obligations Fund had capital loss carryforwards of approximately $11,000 which expire in 2007; the Tax-Free Money Market Fund had capital loss carryforwards of approximately $4,000 and $27,000 which expire in 2006 and 2007, respectively; the Ohio Municipal Money Market Fund had capital loss carryforwards of approximately $5,000 which expire in 2007; the Limited Term Income Fund had capital loss carryforwards of approximately $1,335,000, $553,000, $906,000 and $1,116 which expire in 2002, 2003, 2005 and 2007, respectively; Intermediate Income Fund had capital loss carryforwards of approximately $5,229 which expire in 2007; the Fund for Income had capital loss carryforwards of approximately $585,000, $5,491,000, $864,000, $62,000 and $606,000 which expire in 2001, 2002, 2003,
2004 and 2007, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $3,961,000 and $6,428,000 which expire in 2002 and 2007; respectively; the New York Tax-Free Fund had capital loss carryforwards of approximately $2,000 and $16,000 which expire in 2006 and 2007, respectively; the Ohio Municipal Bond Fund had capital loss carryforwards of approximately $497,000 which expire in 2007; the Real Estate Investment Fund had capital loss carryforwards of approximately $497,000 and $1,400 which expire in 2006 and 2007, respectively; and the Small Company Opportunity Fund had capital loss carryforwards of approximately $6,164,000 and $701,000 which expire in 2006 and 2007, respectively. The Investment Quality Bond Fund has additional capital loss carryforwards of $2,498,000, $2,760,000, $755,000 and $6,000 for 2001,
2002, 2003 and 2004, respectively, as the successor to the Government Bond Fund; however, as explained below, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for July 2000 is 5.79%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.



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Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).



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

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year in which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. government securities.



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

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date which is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate



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shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by that Fund will not qualify for the DRD for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the New York Tax-Free, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the "Tax Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings. Each Municipal Bond Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of




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exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.

Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Trustees and Officers

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The Trustees of the Trust, their ages, addresses, and their principal occupations during the past five years are as follows. Each of the following individuals holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Fund complex as the Trust.

                             Position(s)
                             Held
                             with the
Name, Age and Address        Trust      Principal Occupation During Past 5 Years
---------------------        ---------- ----------------------------------------
Theodore H. Emmerich, 74     Trustee    Retired;   until  1986,  managing  partner  (Cincinnati
1201 Edgecliff Place,                   office)  Ernst &  Whinney  (now  Ernst  &  Young  LLP);
Apt. 102                                Director of Carillon Fund, Inc.  (investment  company),
Cincinnati, Ohio  45206                 American  Financial Group  (insurance),  and Cincinnati
                                        Milacron Commercial  Corporation  (financing);  Trustee
                                        of Summit Investment Trust (investment company).

Dr. Harry Gazelle, 72        Trustee    Retired radiologist, Drs. Hill and Thomas Corporation.
17822 Lake Road
Lakewood, Ohio  44107

Frankie D. Hughes, 47        Trustee    Since 1993,  Principal and Chief Investment  Officer of
Hughes Capital Management,              Hughes  Capital  Management,  Inc.  (fixed income asset
Inc.                                    management).
315 Cameron Street, 2nd Fl.
Alexandria, Virginia 22314

Eugene J. McDonald, 67       Trustee    Since  1990,   Executive   Vice   President  and  Chief
Duke Management Company                 Investment   Officer  for  Asset   Management  of  Duke
2200 West Main Street                   University  and  President  and CEO of Duke  Management
Suite 1000                              Company;  Director of CCB Financial  Corporation,  Flag
Durham, North Carolina                  Group  of  Mutual  Funds,  Greater  Triangle  Community
27705                                   Foundation,   and  North   Carolina   Bar   Association
                                        Investment Committee.

Dr. Thomas F. Morrissey, 66  Trustee    Since   1970,   Professor,    Weatherhead   School   of
Weatherhead School of                   Management,  Case Western Reserve University; from 1989
Management                              to  1995,  Associate  Dean  of  Weatherhead  School  of
Case Western Reserve Univ.              Management.
10900 Euclid Avenue
Cleveland, Ohio  44106-7235

Roger Noall, 65 *            Chairman   Since 1996,  Executive  of KeyCorp;  from 1995 to 1996,
c/o Brighton Apt. 1603       and        General Counsel and Secretary of KeyCorp;  from 1994 to
8231 Bay Colony Drive        Trustee    1996,   Senior   Executive  Vice  President  and  Chief
Naples, Florida 34108                   Administrative   Officer  of   KeyCorp;   Director   of
                                        Alleghany Corporation (insurance,
                                        financial services and industrial
                                        minerals) and Elite Information Systems,
                                        Inc. (financial, legal and professional
                                        software).


-----------------
* Messrs. Noall and Weston are "interested persons" and "affiliated persons" of the Trust.

                             Position(s)
                             Held
                             with the
Name, Age and Address        Trust      Principal Occupation During Past 5 Years
---------------------        ---------- ----------------------------------------
H. Patrick Swygert, 57       Trustee    Since 1995, President,  Howard University; from 1990 to
Howard University                       1995,  President,  State  University  of  New  York  at
2400 6th St. N.W., Ste. 402             Albany;  Director of Hartford Financial Services Group,
Washington, D.C.  20059                 Hartford Life Insurance and Federal  National  Mortgage
                                        Association;  Chairman, Community Business Partnership,
                                        Greater Washington Board of Trade.

Frank A. Weil, 69            Trustee    Since 1984,  Chairman  and Chief  Executive  Officer of
Abacus & Associates                     Abacus & Associates,  Inc.  (private  investment firm);
147 E. 47th Street                      Director and President of the Hickrill Foundation.
New York, New York  10017

Donald E. Weston, 65 *       Trustee    Since  October  1998,  Chairman  of  Gradison  McDonald
McDonald Investments Inc.               Investments,  a division of McDonald  Investments Inc.;
580 Walnut Street                       until October 1998,  Chairman of the Gradison  Division
Cincinnati, Ohio  45202                 of McDonald & Company  Securities,  Inc. and a Director
                                        of  McDonald & Company  Investments  Inc.;  Director of
                                        Cincinnati Milacron Commercial Corporation  (financing)
                                        and Katchall  Industries  Int'l,  Inc.  (food  industry
                                        disease prevention and safety).

Leigh A. Wilson, 55 **       President  Since 1989,  Chairman and Chief Executive Officer,  New
New Century Care, Inc.       and        Century  Care,  Inc.   (merchant  bank);   since  1995,
53 Sylvan Road North         Trustee    Principal of New Century Living,  Inc. (assisted living
Westport, Connecticut                   facilities);  since  1989,  Director  of  Chimney  Rock
06880                                   Vineyard and Chimney Rock Winery.

The Board currently has an Investment Committee, a Business, Legal, and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Weil (Chairman), Morrissey, Weston and Wilson. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Gazelle (Chairman), Emmerich, McDonald and Swygert. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues. The Board Process and Nominating Committee has a Nominating Subcommittee, composed of Messrs. Swygert, Emmerich, McDonald and Weil and Drs. Gazelle and Morrissey. This Subcommittee makes recommendations to the Board Process and Nominating Committee concerning candidates to serve as trustees.

Remuneration of Trustees and Certain Executive Officers.

The Trust pays each Trustee (other than Messrs. Noall and Weston) an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston, who receive no payment from the Trust.

-------------
** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1999.

                         Pension or
                         Retirement                             Aggregate         Aggregate
                         Benefits Accrued     Estimated         Compensation      Compensation
                         as Portfolio         Annual Benefits   from Victory      from Victory
                         Expenses             Upon Retirement   Portfolios        "Fund Complex"
                         -----------------    ---------------   ------------      ---------------

Roger Noall...............      -0-               -0-              None             None
Leigh A. Wilson...........      -0-               -0-           $56,000          $61,500
Edward P. Campbell*.......      -0-               -0-            $9,150          $10,275
Theordore H. Emmerich#....      -0-               -0-           $32,750          $35,635
Frankie D. Hughes+........      -0-               -0-              None             None
Harry Gazelle.............      -0-               -0-           $43,400          $47,900
Eugene J. McDonald........      -0-               -0-           $46,400          $50,900
Thomas F. Morrissey.......      -0-               -0-           $46,400          $50,900
H. Patrick Swygert........      -0-               -0-           $41,400          $46,400
Frank A. Weil.............      -0-               -0-           $46,400          $50,900
Donald E. Weston..........      -0-               -0-              None             None

(1) There are currently 41 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."
*        Mr. Campbell resigned as of December 31, 1998.
#        Mr. Emmerich commenced service on the Board as of January 1, 1999.
+        Ms. Hughes commenced service on the Board as of January 1, 2000.

Officers.

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                       Position(s)
                       with the
Name and Age           Trust        Principal Occupation During Past 5 Years
------------           -----        ----------------------------------------
Leigh A. Wilson, 55    President    See biographical information under "Board of
                       and          Trustees" above.
                       Trustee

J. David Huber, 53     Vice         President of BISYS Fund Services Inc.
                       President    ("BISYS"); officer of BISYS since June 1987.

Robert D.Hingston, 47  Secretary    Since November 1998,Vice President of BISYS;
                                    from January 1995 to October 1998, founder and principalof RDH Associates (mutual fund management consulting firm).

Joel B. Engle, 34      Treasurer    Since September 1998, Vice President of
                                    BISYS; from March 1995 to September 1998,
                                    Vice President, Northern Trust Company.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

As of November 30, 1999, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.

Advisory and Other Contracts

The following sections describe each Fund's material agreements for investment advisory, administration, distribution, transfer agency and fund accounting services. Generally, this SAI presents payments made pursuant to these agreements for the three fiscal years ended October 31, 1999. This SAI also describes Fund portfolio turnover for the two fiscal years ended October 31, 1999 and distribution expenses for the fiscal year ended October 31, 1999. However, for certain Funds, service fee, portfolio turnover and distribution expense information related to 1999, 1998 and 1997 reflects periods other than the 12 month periods ended October 31, as shown in the following table.


                                   Service fees, portfolio turnover and distribution expenses shown reflect information for the following periods
                                 ------------------ --------------------- -----------------------
                                       1999                 1998                   1997
-------------------------------- ------------------ --------------------- -----------------------
Convertible Securities and       Fiscal year        Ten months ended      Fiscal year November
Federal Money Market             ended October      October 31, 1998.     30, 1997.
                                 31, 1999.
-------------------------------- ------------------ --------------------- -----------------------
Established Value and            Seven months       Fiscal year ended     Fiscal year ended
Small Company Opportunity        ended October      March 31, 1999.       March 31, 1998.
                                 30, 1999.
-------------------------------- ------------------ --------------------- -----------------------
Fund for Income                  Ten months ended   Fiscal year ended     Fiscal year ended
                                 October 31, 1999.  December 31, 1998.    December 31, 1997.
-------------------------------- ------------------ --------------------- -----------------------
Gradison Government Reserves     Fiscal year        Fiscal year ended     Fiscal year ended
                                 ended September    September 30, 1998.   September 30, 1997.
                                 30, 1999.
-------------------------------- ------------------ --------------------- -----------------------
LifeChoice Funds                 Fiscal year        Eleven months ended   Eleven months ended
                                 ended October      October 31, 1998.     November 30, 1997.
                                 31, 1999.
-------------------------------- ------------------ --------------------- -----------------------

With respect to the Fund for Income and the Small Company Opportunity Fund, payments made prior to March 29, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Income Fund and Gradison Opportunity Value Fund, respectively. Similarly, with respect to the Established Value Fund and Gradison Government Reserves Fund, payments made prior to April 5, 1999 for investment advisory, administration, distribution, transfer agency and fund accounting services reflect payments to other service providers made by these Funds' predecessors, Gradison Established Value Fund and Gradison U.S. Government Reserves, respectively.

Investment Adviser.

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM, a wholly owned subsidiary of KeyCorp. Affiliates of the Adviser manage approximately $73 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 2000, KeyCorp had an asset base of approximately $84.7 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

-------------------- ----------------------------------------------------------
0.20%                Each LifeChoice Fund, Institutional Money Market
-------------------- ----------------------------------------------------------
0.25%                Federal Money Market
-------------------- ----------------------------------------------------------
0.35%                Prime Obligations, Tax-Free Money Market, U.S. Government
                     Obligations
-------------------- ----------------------------------------------------------
0.50%                Financial Reserves, Fund for Income, Limited Term Income,
                     Ohio Municipal Money Market
-------------------- ----------------------------------------------------------
0.50% of the first   Gradison Government Reserves
$400 million,
0.45% of the next
$600 million,
0.40% of the next
$1 billion and
0.35% thereafter
-------------------- ----------------------------------------------------------
0.55%                National Municipal Bond, New York Tax-Free
-------------------- ----------------------------------------------------------
0.60%                Ohio Municipal Bond, Stock Index, Nasdaq-100 Index(R)
-------------------- ----------------------------------------------------------
0.65%                Diversified Stock
-------------------- ----------------------------------------------------------
0.65% of the first   Established Value, Small Company Opportunity *
$100 million,
0.55% of the next
$100 million, and
0.45% in excess of
 $200 million
-------------------- ----------------------------------------------------------
0.80%                Balanced, Real Estate Investment, Special Value
-------------------- ----------------------------------------------------------
0.75%                Convertible Securities, Growth, Intermediate Income,
                     Investment Quality Bond, Value
-------------------- ----------------------------------------------------------
1.00%                Lakefront
-------------------- ----------------------------------------------------------
1.10%                International Growth
-------------------- ----------------------------------------------------------

Investment Advisory Services to the LifeChoice Funds

KAM continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Trustees as follows:

------------------------ --------------- ---------------- --------------------
                          Conservative         Growth          Moderate
                          Investor Fund    Investor Fund     Investor Fund
------------------------ --------------- ---------------- --------------------
Equity Funds                 30-50%          70-90%            50-70%
------------------------ --------------- ---------------- --------------------
Bond/Fixed Income Funds      50-70%          10-30%            30-50%
------------------------ --------------- ---------------- --------------------
Money Market Funds/Cash       0-15%           0-15%             0-15%
------------------------ --------------- ---------------- --------------------

KAM rebalances or reallocates the LifeChoice Funds' investments across Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

--------------
* Prior to March 29, 1999, the Small Company Opportunity Fund paid an advisory fee equal to 1.00% of its average daily net assets.

The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

The Portfolio Managers of the Proprietary Portfolios

As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. Set forth below is a description of the investment advisory agreements for each Proprietary Portfolio. The persons primarily responsible for the investment management of the Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):

-------------- ---------------------- ------------------------------------------
Victory Fund   Portfolio Manager      Experience
-------------- ---------------------- ------------------------------------------
Convertible    Amy Bush Research      Analyst with KAM and has been associated
Securities     (since July 2000)      with KAM or its affiliates since 1992.
-------------- ---------------------- ------------------------------------------
               Richard A. Janus       Senior Managing Director of KAM, and has
               (since April 1996)     been in the investment advisory business
                                      since 1977.
-------------- ---------------------- ------------------------------------------
               James K. Kaesberg      Portfolio  Manager and Managing  Director
               (since April 1996)     of  Convertible Securities Investments for
                                      KAM  and  has  been  in the investment
                                      advisory business since 1985.
-------------- ---------------------- ------------------------------------------
Diversified    Lawrence G. Babin      Senior  Portfolio  Manager and  Managing
Stock                                 Director of KAM and has been in the
                                      investment business since 1982.
-------------- ---------------------- ------------------------------------------
               Paul Danes             Portfolio Manager and Director of KAM
               (since July 2000)      and has been in the investment business
                                      since 1987.
-------------- ---------------------- ------------------------------------------
Established    William J. Leugers,    Portfolio  Manager  and  Managing Director
Value and      Jr.                    of Gradison McDonald and has been
Small          (since November 1998)  associated  with Gradison  McDonald since
Company                               1975.
Opportunity
-------------- ---------------------- ------------------------------------------
               Daniel R. Shick        Portfolio  Manager and Managing  Director
               (since November 1998)  of  Gradison McDonald and has been
                                      associated  with  McDonald  since 1972.
-------------- ---------------------- ------------------------------------------
               Gary H. Miller         Vice-President and Portfolio Manager  of
               (since November 1998)  Gradison McDonald and has been associated with Gradison  McDonald since 1987.
-------------- ---------------------- ------------------------------------------
Fund for       Thomas M. Seay         Served as portfolio manager of the
Income         (since April 1998)     Gradison  Government Income Fund since
                                      April  1998,  prior to which he served
                                      as vice president and fixed income
                                      portfolio  manager of Lexington Management
                                      Corporation.
-------------- ---------------------- ------------------------------------------
               Trenton Fletcher       Portfolio Manager and Director of KAM and
               (since January 1998)   has been associated with KAM or its
                                      affiliates since 1989.
-------------- ---------------------- ------------------------------------------
Growth         William F. Ruple       Senior  Portfolio  Manager  and  Director
               (since June 1995)      of KAM and has been in the investment
                                      advisory business since 1970.
-------------- ---------------------- ------------------------------------------
Intermediate   Matthew D. Meyer       Senior  Portfolio  Manager  and  Director
Income         (since May 1999)       in the Taxable Fixed Income Group of KAM
                                      since  January  1999,  prior to which
                                      he was employed by McDonald & Company as
                                      a First Vice President, Senior Mortgage-
                                      Backed Securities Trader from January 1996
                                      to January 1999 and a Mortgage-Backed and
                                      Agency Securities Trader with First
                                      Tennessee National Corporation from
                                      February 1993 to December 1995.
-------------- ---------------------- ------------------------------------------
International  Conrad Metz Senior     Portfolio Manager and Managing Director
Growth         (since October 1995)   of KAM since October 1995; from 1993 to
                                      1995 he was Senior of Vice President,
                                      International  Equities, at Bailard Biehl
                                      & Kaiser. He has been in the investment business since 1978.

-------------- ---------------------- ------------------------------------------
Victory Fund   Portfolio Manager      Experience
-------------- ---------------------- ------------------------------------------
               Leslie Globits         Portfolio  Manager and  Managing  Director
               (since June 1998)      of KAM. He has been employed by KAM or
                                      an affiliate since 1987.
-------------- ---------------------- ------------------------------------------
               Ayaz Ebrahim           Director and Portfolio Manager of IIIS,
               (since June 1998)      Hong Kong, and has been employed by IIIS
                                      or an affiliate since 1991.
-------------- ---------------------- ------------------------------------------
               Didier LeConte         Senior Portfolio Manager - European
               (since June 1998)      Equities at IIIS and has been employed by
                                      IIIS or an affiliate since 1996.
-------------- ---------------------- ------------------------------------------
               Jean-Claude Kaltenbach Head of Equity Management at IIIS and has
               (since June 1998)      been employed by IIIS or an affiliate
                                      since 1994.
-------------- ---------------------- ------------------------------------------
               Miren Etcheverry       Senior  Portfolio  Manager  at IIIS since
               (since January 2000)   January  2000. From 1996 until January
                                      2000,  Senior  Vice  President, John
                                      Hancock Funds, prior to which, she
                                      was a Senior Vice President with Baring
                                      Asset Management.
-------------- ---------------------- ------------------------------------------
Investment     Richard T. Heine       Vice  President and  Portfolio  Manager
Quality Bond                          with KAM, and has been in the investment
                                      advisory business since 1977
-------------- ---------------------- ------------------------------------------
Limited Term   Deborah Svoboda        Portfolio  Manager and  Managing  Director
Income         (since September       of KAM since September  1998,  prior  to
               1998)                  which  she was a Senior Vice President
                                      responsible for asset-backed securities
                                      syndication and marketing for McDonald &
                                      Company Investments Inc.
-------------- ---------------------- ------------------------------------------
Real Estate    Patrice Derrington     Managing  Director and Portfolio  Manager
Investment                            of KAM, and has been in the real estate,
                                      investment, and finance business since
                                      1991.
-------------- ---------------------- ------------------------------------------
               Richard E. Salomon     Director of, and a Senior Managing
                                      Director with KAM, and has been in the
                                      investment advisory business since
                                      1982.
-------------- ---------------------- ------------------------------------------
Special Value  Paul Danes             See biography under Diversified Stock
               (since October 1995)   Fund.
-------------- ---------------------- ------------------------------------------
Value          Neil A. Kilbane        Portfolio  Manager and Managing
               (since April 1998)     Director of KAM, and has been in the
                                      investment business since 1986.
-------------- ---------------------- ------------------------------------------

Investment Sub-Advisers.

The Lakefront Fund. Lakefront Capital Investors, Inc. ("Lakefront") serves as sub-adviser to the Lakefront Fund. Pursuant to an agreement with the Adviser dated as of March 1, 1997, the Adviser pays Lakefront from its advisory fee a monthly fee at an annual rate of 0.50% of the Lakefront Fund's average daily net assets.

Lakefront is a registered investment adviser with the SEC. As of November 30, 1999, Lakefront managed approximately $20 million for its clients.

The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, KAM may select one or more sub-advisers to manage the Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with the Trust, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice with respect to short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Trust's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

The Trust and KAM have obtained an order from the SEC that allows KAM to serve as a Manager of Managers. The order lets KAM, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

IIIS (collectively with Lakefront, the "Sub-Advisers") serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays IIIS a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.

IIIS is a registered investment adviser with the SEC. As of June 30, 1999, IIIS and its affiliates managed approximately $145 billion for their clients. IIIS also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

The Investment Advisory and Investment Sub-Advisory Agreements.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For the three fiscal years ended October 31, 1999, KAM earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

                                                      1999                          1998                             1997
                                                              Fee                             Fee                             Fee
                                           Fees Paid       Reduction       Fees Paid       Reduction       Fees Paid       Reduction
                                           ---------       ---------       ---------       ---------       ---------       ---------

------------------------------------------------------------------------------------------------------------------------------------
Balanced                                  $3,446,546      $1,041,454      $3,019,535      $  943,992      $2,810,294      $  353,372
------------------------------------------------------------------------------------------------------------------------------------
Convertible  Securities                      696,000               0         794,188               0         595,753               0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Stock                          6,855,681         503,319       5,039,529       1,022,826       4,560,843               0
------------------------------------------------------------------------------------------------------------------------------------
Established Value                          1,224,467         246,533       2,580,124               0       2,093,562               0
------------------------------------------------------------------------------------------------------------------------------------
Federal Money Market                       1,413,628       1,136,372         589,340         732,604               0         277,326
------------------------------------------------------------------------------------------------------------------------------------
Financial Reserves                         4,192,000               0       3,761,563         123,455       3,786,668         301,812
------------------------------------------------------------------------------------------------------------------------------------
Fund for Income                              698,399         128,601          16,446         103,873           5,722          92,630
------------------------------------------------------------------------------------------------------------------------------------
Gradison Gov't Res.#                       9,118,000         737,000       7,875,357               0       6,956,236               0
------------------------------------------------------------------------------------------------------------------------------------
Growth                                     3,260,024         280,976       1,936,780         304,983       1,709,722               0
------------------------------------------------------------------------------------------------------------------------------------
Inst. Money Market                         3,442,030       1,887,970       2,051,053       1,279,243       1,638,661         855,791
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Income                        1,183,269         640,731       1,159,701         681,558       1,622,286         340,846
------------------------------------------------------------------------------------------------------------------------------------
International Growth                       1,572,373         160,373       1,082,604         123,169       1,317,383               0
------------------------------------------------------------------------------------------------------------------------------------
Inv. Quality Bond                            779,464         389,732         880,262         436,244         993,289         208,773
------------------------------------------------------------------------------------------------------------------------------------
Lakefront                                      6,839           6,839           6,293           6,293           2,144           5,022
------------------------------------------------------------------------------------------------------------------------------------

---------------------

*        For the month ended October 31, 1999, the Gradison Government Reserves
         Fund paid $630,000 to the Adviser, after a fee reduction of $120,000.

                                       93


                                                      1999                          1998                             1997
                                                              Fee                             Fee                             Fee
                                           Fees Paid       Reduction       Fees Paid       Reduction       Fees Paid       Reduction
                                           ---------       ---------       ---------       ---------       ---------       ---------

------------------------------------------------------------------------------------------------------------------------------------
LifeChoice Cons                                7,869           7,869           9,198           4,473           4,311             139
------------------------------------------------------------------------------------------------------------------------------------
LifeChoice Growth                             14,973          14,973          11,797           5,708           6,130             128
------------------------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate                           22,903          22,902          15,484           9,367           6,565           1,024
------------------------------------------------------------------------------------------------------------------------------------
Limited Term Income                          275,101          97,708         271,020         123,743         418,588          15,636
------------------------------------------------------------------------------------------------------------------------------------
National Muni Bond                            82,964         179,176               0         295,779               0         239,815
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                             56,745          47,287          54,279          60,020          23,901          73,540
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond                          590,452         340,548         301,873         174,387         376,962          79,594
------------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Mon. Mkt                         3,865,335       1,109,110       2,513,242       1,026,186       2,281,185         833,236
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligations                          6,046,488               0       3,673,976               0       1,870,850               0
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                        39,999         118,156          14,049         111,672               0          15,464
------------------------------------------------------------------------------------------------------------------------------------
Small Co. Opportunity                        551,294          95,047         881,658               0         699,336               0
------------------------------------------------------------------------------------------------------------------------------------
Special Value                              2,553,867         283,759       3,814,898         443,848       3,525,053               0
------------------------------------------------------------------------------------------------------------------------------------
Stock Index                                3,847,517         842,483       2,681,381         798,447       1,715,703         574,290
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Mkt                         2,428,741               0       1,829,130          29,470       1,283,064          37,520
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Obl's                           7,639,953               0       6,864,953               0       5,387,642               0
------------------------------------------------------------------------------------------------------------------------------------
Value                                      5,595,907         280,784       4,505,880         613,276       4,396,880               0
------------------------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreements. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Each Sub-Adviser's Agreement with KAM is terminable at any time, without penalty, by the Board of Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, each Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the respective Sub-Adviser, cast in person at a meeting called for the purpose of voting on the relevant Sub-Advisory Agreement.

Glass-Steagall Act.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

On November 12, 1999, President Clinton signed a bill repealing the Glass-Steagall Act. As a result, the Adviser may in the future perform certain functions for the Funds that previously were not permitted under federal law.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust and the Adviser.

Code of Ethics.

The Funds, the Adviser, and the Sub-Advisers have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 1999, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Income and Equity Funds. Pursuant to the Investment Advisory Agreement (and for the Lakefront and the International Growth Funds, the Sub-Advisory Agreements), the Adviser* determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

-------------------
* For purposes fo the following discussion, the term "Adviser" refers to the Adviser and any sub-advisers.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

All Funds. The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, Key Trust or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Brokerage commissions paid by each of the Funds listed below were as follows for the three fiscal years ended October 31, 1999.

                                          1999                 1998                  1997
                                          ----                 ----                  ----

----------------------------------------------------------------------------------------------
 Balanced                              $244,757.56           $197,179.88           $212,666.31
----------------------------------------------------------------------------------------------
 Convertible Securities                  50,636.98             73,375.17                46,738
----------------------------------------------------------------------------------------------
 Diversified Stock                    1,883,933.41          1,533,314.33            906,124.85
----------------------------------------------------------------------------------------------
 Established Value                      255,565.92            512,565.00            200,205.00
----------------------------------------------------------------------------------------------
 Growth                                 294.718.62            150,360.66             68,970.96
----------------------------------------------------------------------------------------------
 Intermediate Income                     48,267.61              1,271.88              3,242.20
----------------------------------------------------------------------------------------------
 International Growth                   860,704.76            619,297.58          1,103,488.08
----------------------------------------------------------------------------------------------
 Investment Quality Bond                    285.95                773.44              1,734.39
----------------------------------------------------------------------------------------------
 Lakefront                                1,513.52              1,927.90              2,513.90
----------------------------------------------------------------------------------------------
 Limited Term Income                             0                     0                468.75
----------------------------------------------------------------------------------------------
 Real Estate Investment                  45,149.04             46,584.80                     0
----------------------------------------------------------------------------------------------
 Small Company Opportunity              137,765.82               136,378                92,853
----------------------------------------------------------------------------------------------
 Special Value                          564,320.18            581,672.43            428,514.23
----------------------------------------------------------------------------------------------

                                       96


                                          1999                 1998                  1997
                                          ----                 ----                  ----

----------------------------------------------------------------------------------------------
Stock Index                             97,107.95            107,718.60             43,190.22
----------------------------------------------------------------------------------------------
Value                                  369,846.12            391,275.21            218,946.60
----------------------------------------------------------------------------------------------


Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. As indicated below, the Limited Term Income Fund experienced higher-than-usual portfolio turnover for the fiscal year ended October 31, 1999 due to extraordinarily volatile market conditions. The portfolio turnover rates for each of the Funds listed below were as follows for the two fiscal years ended October 31, 1999.

                          1999        1998                                1999          1998
                          ----        ----                                ----          ----

----------------------------------------------------------------------------------------------
Balanced                  177%       231%     LifeChoice Growth            52%            30%
----------------------------------------------------------------------------------------------
Convertible Securities     73%        77%     LifeChoice Moderate          69%            42%
----------------------------------------------------------------------------------------------
Diversified Stock          83%        84%     Limited Term Income         220%           177%
----------------------------------------------------------------------------------------------
Established Value          11%        37%     National Muni Bond          127%           152%
----------------------------------------------------------------------------------------------
Fund for Income            24%        36%     New York Tax-Free            28%            38%
----------------------------------------------------------------------------------------------
Growth                     33%        29%     Ohio Municipal Bond         112%            95%
----------------------------------------------------------------------------------------------
Intermediate Income       303%       318%     Real Estate Inv.             62%            53%
----------------------------------------------------------------------------------------------
International Growth      106%        86%     Small Co. Opp'ty             16%            42%
----------------------------------------------------------------------------------------------
Inv. Quality Bond         398%       492%     Special Value                43%            44%
----------------------------------------------------------------------------------------------
Lakefront                  23%        36%     Stock Index                   3%             8%
----------------------------------------------------------------------------------------------
LifeChoice Cons.           57%        78%     Value                        36%            40%
----------------------------------------------------------------------------------------------

Administrator.

BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1999 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Advisers under their respective agreements), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets: 0.15% for portfolio assets of $300 million and less, 0.12% for the next $300 million through $600 million of portfolio assets, and 0.10% for portfolio assets greater than $600 million. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The following table reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 1999.

                                1999                      1998                      1997
-----------------------------------------------------------------------------------------------------
                                    Fee                       Fee                       Fee
                          Fees      Reductions      Fees      Reductions      Fees      Reductions
-----------------------------------------------------------------------------------------------------
Balanced                 $628,622           $0     $565,625           $0     $472,961           $0
-----------------------------------------------------------------------------------------------------
Convertible Sec's         139,306            0      174,181            0      169,130            0
-----------------------------------------------------------------------------------------------------
Diversified Stock       1,342,629            0    1,142,672            0    1,034,997            0
-----------------------------------------------------------------------------------------------------
Established Value         217,967      172,809      384,111            0      336,673            0
-----------------------------------------------------------------------------------------------------
Federal Money Market      611,922      618,007      429,784            0      213,167            0
-----------------------------------------------------------------------------------------------------
Financial Reserves      1,048,129            0      987,007            0    1,209,552            0
-----------------------------------------------------------------------------------------------------
Fund for Income            70,556      135,575       14,438       21,658       11,799       17,707
-----------------------------------------------------------------------------------------------------
Gradison Gov't Res. *     841,000      498,000    2,799,248            0    2,408,388            0
-----------------------------------------------------------------------------------------------------
Growth                    514,406            0      336,265            0      256,459            0
-----------------------------------------------------------------------------------------------------
Inst. Money Mkt         1,279,335    1,063,780      799,361      742,945      340,471    1,156,193
-----------------------------------------------------------------------------------------------------
Intermediate Inc.         364,835            0      368,253            0      392,489            0
-----------------------------------------------------------------------------------------------------
Int'l Growth              236,458            0      164,424            0      179,643            0
-----------------------------------------------------------------------------------------------------
Inv. Quality Bond         233,840            0      263,302            0      240,312            0
-----------------------------------------------------------------------------------------------------
Lakefront                   2,052            0        1,888            0        1,045            0
-----------------------------------------------------------------------------------------------------
LifeChoice Cons.           12,001            0       11,015            0            0            0
-----------------------------------------------------------------------------------------------------
LifeChoice Growth          12,001            0       11,015            0            0            0
-----------------------------------------------------------------------------------------------------
LifeChoice Moderate        12,001            0       11,015            0            0            0
-----------------------------------------------------------------------------------------------------
Limited Term Income       115,008            0      118,429            0      130,222            0
-----------------------------------------------------------------------------------------------------
National Muni Bond         71,493            0       80,667            0       65,363            0
-----------------------------------------------------------------------------------------------------
New York Tax-Free          11,349       17,023       12,437       18,656       10,626       15,949
-----------------------------------------------------------------------------------------------------
Ohio Municipal Bond       229,950            0      119,065            0      114,083            0
-----------------------------------------------------------------------------------------------------
Ohio Muni Money Mkt     1,204,892            0      917,889            0      548,673      375,708
-----------------------------------------------------------------------------------------------------
Prime Obligations       1,937,569            0    1,259,710            0      790,839            0
-----------------------------------------------------------------------------------------------------
Real Estate Inv.           23,723            0       11,216        7,642            0        2,320
-----------------------------------------------------------------------------------------------------
Small Co. Opp'ty           57,100      103,295      160,216            0      138,080            0
-----------------------------------------------------------------------------------------------------
Special Value             422,304            0      601,051            0      525,357            0
-----------------------------------------------------------------------------------------------------
Stock Index                 1,327      990,722            0      782,953            0      567,979
-----------------------------------------------------------------------------------------------------
Tax-Free Money Mkt        900,367            0      726,665            0      562,890            0
-----------------------------------------------------------------------------------------------------
U.S. Gov't Obl's        2,392,790            0    2,171,416            0    2,258,117            0
-----------------------------------------------------------------------------------------------------
Value                     794,321            0      704,301            0      654,663            0
-----------------------------------------------------------------------------------------------------


----------------------
* For the month ended October 31, 1999, the Gradison Government Reserves Fund paid $92,000 in administration fees, after a fee reduction of $99,000.

Sub-Administrator.

KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (0.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS Fund Services Limited Partnership serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 1999.

----------------------------------------------------------------------------------------------
                             1999                    1998                     1997
----------------------------------------------------------------------------------------------
                    Underwriting Amount    Underwriting   Amount    Underwriting    Amount
                    Commissions Retained   Commissions   Retained    Commission    Retained
----------------------------------------------------------------------------------------------
Balanced            $305,269   $192,988     $148,456      $5,744      $96,700       $4,600
----------------------------------------------------------------------------------------------
Conv't Securities   $29,522           0       48,035       6,080          N/A          N/A
----------------------------------------------------------------------------------------------
Diversified Stock   1,105,926   660,339    1,362,247      83,232    1,412,000      448,000
----------------------------------------------------------------------------------------------
Fund for Income      20,060           0       11,928       3,160    30,601+/-            0
----------------------------------------------------------------------------------------------
Growth              211,016           0       45,898       5,927       15,300        2,200
----------------------------------------------------------------------------------------------
Intermediate Income  18,376           0          665          89        2,600          300
----------------------------------------------------------------------------------------------
International        12,434       8,430       19,553       1,565       11,600        1,300
  Growth
----------------------------------------------------------------------------------------------
Inv. Quality Bond    16,083           0        3,437         448       15,700        2,200
----------------------------------------------------------------------------------------------
Lakefront               633           0        2,620         380        3,000          500
----------------------------------------------------------------------------------------------
Ltd. Term Income        746           0          406         100          400          100
----------------------------------------------------------------------------------------------
National Muni Bond   42,241      23,673       37,577       2,273       30,200        1,300
----------------------------------------------------------------------------------------------
New York Tax-Free    38,993      24,397       19,708       1,281       51,300        3,900
----------------------------------------------------------------------------------------------
Ohio Municipal Bond  42,050           0       29,884       3,834       26,000        3,500
----------------------------------------------------------------------------------------------
Real Estate           6,946           0       12,709       1,631       16,600        2,300
  Investment
----------------------------------------------------------------------------------------------
Small Co. Opp'ty      6,334           0       14,615       2,156       18,200        2,800
----------------------------------------------------------------------------------------------

-------------
+    Reflects sales charges paid by the Gradison Government Income Fund, the predecessor to the Fund for Income, to McDonald Securities for the six
     months ended July 1, 1997. (The Gradison Government Income Fund eliminated its sales charge effective July 7, 1997.)


                                       99


----------------------------------------------------------------------------------------------
                             1999                    1998                     1997
----------------------------------------------------------------------------------------------
                    Underwriting Amount    Underwriting   Amount    Underwriting    Amount
                    Commissions Retained   Commissions   Retained    Commission    Retained
----------------------------------------------------------------------------------------------
Special Value        21,072       7,437       58,381       3,770       76,000        4,600
----------------------------------------------------------------------------------------------
Stock Index         198,404           0      123,439      17,022       91,700       12,800
----------------------------------------------------------------------------------------------
Value                89,154           0       18,412       2,472       12,800        2,000
----------------------------------------------------------------------------------------------

The following table reflects miscellaneous service fees paid to an affiliate by Gradison Government Income Fund, Gradison Established Value Fund and Gradison Opportunity Value Fund, predecessor funds to the Victory Fund for Income, Victory Established Value Fund and Victory Small Company Opportunity Fund, respectively.

----------------------- ------------------- ------------ ------------ ------------ -------------
                                             Fiscal
                           Expense         Year Ended       1999         1998          1997
----------------------- ------------------- ------------ ------------ ------------ -------------
Gradison Government     Data processing     December 31       N/A      $39,970       $40,302
Income Fund             services
----------------------- ------------------- ------------ ------------ ------------ -------------
Gradison Government     Shareholder         December 31       N/A      $59,992       $53,667
Income Fund             servicing
                        personnel costs
----------------------- ------------------- ------------ ------------ ------------ -------------
Gradison Established    Transfer agent      March 31     $418,827     $384,111      $333,673
Value Fund              and accounting
                        services
----------------------- ------------------- ------------ ------------ ------------ -------------
Gradison Opportunity    Transfer agent      March 31     $195,530     $384,111      $154,756
Value Fund              and accounting
                        services
----------------------- ------------------- ------------ ------------ ------------ -------------

Transfer Agent.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, State Street has agreed (1) to issue and redeem shares of the Funds; (2) to address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and each Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan.

"Defensive" Rule 12b-1 Plan. The Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1") on behalf of the following: Class A shares of the Balanced, Convertible Securities, Diversified Stock, Established Value, Financial Reserves, Fund for Income, Growth,

Institutional Money Market, Intermediate Income, International Growth, Investment Quality Bond, Lakefront, LifeChoice, Limited Term Income, National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate Investment, Small Company Opportunity, Special Value, Stock Index and Value Funds; the Class G shares of the Stock Index Fund; and the Investor and Select shares of the Institutional Money Market and U.S. Government Obligations Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Class G Share Rule 12b-1 Plan. The Trust has adopted a Class G share Rule 12b-1 Distribution and Service Plan, pursuant to which Class G shares of each of the Diversified Stock, Established Value, Fund for Income, Growth, Intermediate Income, Investment Quality Bond, International Growth, National Municipal Bond, New York Tax-Free, Ohio Municipal Bond, Special Value, Small Company Opportunity and Value Funds pay the Distributor a service fee of up to 0.25%. In addition, Class G shares of the Gradison Government Reserves Fund pay the Distributor a distribution fee of up to 0.10%, and Class G shares of each of the Diversified Stock, Established Value, Growth, Special Value, International Growth, Small Company Opportunity and Value Funds pay the Distributor a distribution fee of up to 0.25%.

The Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds;
(c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Rule 12b-1 fees payable by any such Fund under the Rule 12b-1 Plan is not related directly to expenses incurred by the Distributor and the Plan does not obligate the Funds to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the

Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class G shares of these Funds. In addition, the Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class G shares, or to third parties, including banks, that render shareholder support services.

The Rule 12b-1 Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Rule 12b-1 Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class G shareholders. To the extent that the Rule 12b-1 Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class G shares of the Funds, additional sales of these shares may result. Additionally, certain Class G shareholder support services may be provided more effectively under the Rule 12b-1 Plan by local entities with whom shareholders have other relationships. The following table reflects the payment of Rule 12b-1 fees to the Distributor pursuant to the Rule 12b-1 Plan during the fiscal year ended October 31, 1999.

---------------------------------------- ---------------------------------------
                                                           1999
---------------------------------------- ------------------- -------------------
Fund -- Class G Shares                   Distribution Fees       Service Fees
---------------------------------------- ------------------- -------------------
Diversified Stock                              $141,443              $141,444
---------------------------------------- ------------------- -------------------
Established Value                               599,449               599,450
---------------------------------------- ------------------- -------------------
Fund for Income                                       0               363,244
---------------------------------------- ------------------- -------------------
Gradison Government Reserves *                        0             2,109,294
---------------------------------------- ------------------- -------------------
International Growth                             50,543                50,544
---------------------------------------- ------------------- -------------------
Ohio Municipal Bond                                   0               181,761
---------------------------------------- ------------------- -------------------
Small Company Opportunity                       176,279               176,279
---------------------------------------- ------------------- -------------------

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the all of the Funds pursuant to a fund accounting agreement with the Trust dated June 1, 1999. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. With respect to each Fund other than the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.03% of the first $100 million of each Fund's daily average net assets, 0.02% of the next $100 million of its daily average net assets, and 0.01% of the next $300 million and 0.005% of daily average net assets over $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable Fund, $2,917 per tax-free Fund and $3,333 per international Fund. With respect to the LifeChoice Funds, the Fund Accountant is entitled to receive annual fees of 0.02% of the first $100 million of a LifeChoice Fund's average daily net assets and 0.01% of assets over $100 million. Annual fund accounting fees for the LifeChoice Funds are subject to a minimum monthly assets charge of $1,666.66 per LifeChoice Fund. With respect to each Fund (including the LifeChoice Funds), the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the three fiscal years ended October 31, 1999, the Fund Accountant earned the following fund accounting fees:

-------------------

* For the month ended October 31, 1999, the Gradison Government Reserves Fund paid $172,892 in service fees pursuant to the Rule 12b-1 Plan.


----------------------------------------------------------------------------------------------
                                                1999             1998             1997
----------------------------------------------------------------------------------------------
Balanced                                      $156,195         $134,087           $89,610
----------------------------------------------------------------------------------------------
Convertible Securities                          44,702           38,972
----------------------------------------------------------------------------------------------
Diversified Stock                              158,881          148,523           119,767
----------------------------------------------------------------------------------------------
Established Value                               53,878
----------------------------------------------------------------------------------------------
Federal Money Market                           104,540           65,217
----------------------------------------------------------------------------------------------
Financial Reserves                             105,892           94,228            88,998
----------------------------------------------------------------------------------------------
Fund for Income                                 69,375           56,497            48,449
----------------------------------------------------------------------------------------------
Gradison Government Reserves *                 137,587              N/A               N/A
----------------------------------------------------------------------------------------------
Growth                                          78,057           63,019            51,705
----------------------------------------------------------------------------------------------
Institutional Money Market                     120,329          107,693           102,437
----------------------------------------------------------------------------------------------
Intermediate Income                             98,898           77,887            67,260
----------------------------------------------------------------------------------------------
International Growth                            77,447           66,653            70,707
----------------------------------------------------------------------------------------------
Investment Quality Bond                         93,846           73,539            57,053
----------------------------------------------------------------------------------------------
Lakefront                                       35,918           35,620            24,280
----------------------------------------------------------------------------------------------
LifeChoice Conservative Investor                42,259           36,056               N/A
----------------------------------------------------------------------------------------------
LifeChoice Growth Investor                      38,219           33,290               N/A
----------------------------------------------------------------------------------------------
LifeChoice Moderate Investor                    42,209           36,454               N/A
----------------------------------------------------------------------------------------------
Limited Term Income                             66,656           41,478            33,524
----------------------------------------------------------------------------------------------
National Municipal Bond                         57,954           62,558            57,061
----------------------------------------------------------------------------------------------
New York Tax-Free                               51,138           52,402            49,575
----------------------------------------------------------------------------------------------
Ohio Municipal Bond                             74,043           51,323            46,445
----------------------------------------------------------------------------------------------
Ohio Municipal Money Market                    104,079           96,726            99,579
----------------------------------------------------------------------------------------------
Prime Obligations                              112,910           97,944            92,710
----------------------------------------------------------------------------------------------
Real Estate Investment                          35,204           34,750            15,520
----------------------------------------------------------------------------------------------
Small Company Opportunity                       42,588           41,005            39,041
----------------------------------------------------------------------------------------------
Special Value                                   81,552           97,582            87,704
----------------------------------------------------------------------------------------------
Stock Index                                    156,204          153,032           120,844
----------------------------------------------------------------------------------------------
Tax-Free Money Market                           97,408           93,791            79,661
----------------------------------------------------------------------------------------------
U.S. Government Obligations                    112,492          106,407            97,657
----------------------------------------------------------------------------------------------
Value                                           96,760           92,444            83,739
----------------------------------------------------------------------------------------------

Custodian.

General. Cash and securities owned by each of the Funds are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Under this Agreement, Key Trust (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund;
(3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. Key Trust may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement. Cash and securities owned by the Funds are also held by The Bank of New York ("BNY") as sub-custodian, and certain foreign sub-custodians, pursuant to a Global Custody Agreement dated October 14, 1999.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to BNY pursuant to a Foreign Custody Manager Agreement dated February 17, 2000. As Foreign Custody Manager, BNY must (a) determine that Trust assets held by a foreign sub-custodian will

-------------------
* For the month ended October 31, 1999, the Gradison Government Reserves Fund paid $10,843 in fund accounting fees.

be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, BNY will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and
(g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. BNY will provide to the Trust quarterly written reports regarding the Trust's foreign custody arrangements.

Independent Accountants.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

Additional Information

Description of Shares.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

     1.      Equity Income Fund, Class A Shares
     2.      Maine Municipal Bond Fund (Intermediate), Class A Shares
     3.      Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
     4.      Michigan Municipal Bond Fund, Class A Shares
     5.      National Municipal Bond Fund (Long), Class A Shares
     6.      National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information about the Nasdaq-100 Index(R) Fund.

The Nasdaq-100 Index(R) Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. ("Nasdaq" and, with its affiliates, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Trust is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Trust, owners of the Nasdaq-100 Index(R) Fund, or any other person or entity from the use of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Principal Holders of Securities.

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' Class A, Class G, Investor Class and Select Class equity securities as of November 30, 1999, and the percentage of the outstanding shares held by such holders are set forth in the table below. To the best knowledge of the Trust, none of the indicated shareholders were beneficial owners of those shares.

------------------- ------------------------------------------------------------- -------------
                                                                                    Percent
   Victory Fund                      Name and Address of Owner                      Owned of
                                                                                     Record
------------------- ------------------------------------------------------------- -------------
Balanced - Class A  SNBOC and Company                                                96.62%
                    4900 Tiedeman Road
                    Cleveland, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Convertible         Charles Schwab & Co., Special Custody Account #2                 27.37%
Securities -        FOB Customers, Attn: Mutual Funds Department, 101
Class A             Montgomery Street
                    San Francisco, CA  94104-4122
------------------- ------------------------------------------------------------- -------------
                    Key Trust                                                        37.28%
                    Attn: Jim Osborne, OH-01-49-0330, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Norman Foundation Inc                                            5.01%
                    147 E 48th Street
                    New York  NY  10017-1223
------------------- ------------------------------------------------------------- -------------
Diversified Stock   SNBOC and Company                                                73.86%
- Class A           Attn: Jim Osborne, OH-01-49-0330, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Diversified         McDonald & Co. Securities, The Exclusive Benefit of              98.53%
Stock- Class G      Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------

                                      105


------------------- ------------------------------------------------------------- -------------
                                                                                    Percent
   Victory Fund                      Name and Address of Owner                      Owned of
                                                                                     Record
------------------- ------------------------------------------------------------- -------------
Established         McDonald & Co. Securities, The Exclusive Benefit of              98.65%
Value- Class G      Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------
Federal Money       KeyCorp Investment Products                                      85.78%
Market - Investor   Attn:  Robin Knutsen, 127 Public Square
Class               Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
Federal Money       KeyCorp Investment Products                                      97.02%
Market - Select     Attn: Robin Knutsen, 127 Public Square
Class               Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
Financial           SNBOC and Company                                                92.19%
Reserves            Attn: Jim Osborne OH-01-49-0330, 4900 Tiedeman Road
                    Cleveland, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Fund for Income     Key Trust Cleveland                                              57.11%
-- Class A          PO Box 93971, 4900 Tiedeman Road
                    Cleveland, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Metalex Manufacturing Inc., Profit Sharing Plan,                 8.27%
                    5750 Cornell Road
                    Cincinnati  OH  45242-2083
------------------- ------------------------------------------------------------- -------------
Fund for Income     McDonald & Co. Securities, The Exclusive Benefit of              95.78%
-- Class G          Customers
                    Attn: Jeff Carter, c/o Gradison Division
                    580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
Gradison Gov't      McDonald & Co. Securities, The Exclusive Benefit of              98.69%
Reserves            Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------
Growth              SNBOC and Company                                                88.64%
                    PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Institutional       KeyCorp Investment Products                                      6.19%
Money Market -      Attn: Robin Knutsen, 127 Public Square
Investor Shares     Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
                    Liefke & Co.                                                     72.22%
                    c/o KeyCorp Trust Services, PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    McDonald & Co. Securities, The Exclusive Benefit of              7.41%
                    Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
                    American Axel & Manufacturing Inc., Attn  Mark Umlauf            6.45%
                    1840 Holbrook Avenue
                    Detroit  MI  48212-3442
------------------- ------------------------------------------------------------- -------------
Institutional       KeyCorp Investment Products                                      6.82%
Money Market -      Attn: Robin Knutsen, 127 Public Square
Select Shares       Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
                    BISYS Fund Services Ohio Inc., The Benefit of our Customers      92.72%
                    Attn: Victory Cash Control Dept., 3435 Stelzer Road
                    Columbus, OH  43219-6004
------------------- ------------------------------------------------------------- -------------
Intermediate        SNBOC and Company                                                96.85%
Income              PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
International       SNBOC and Company                                                87.39%
Growth - Class A    PO Box 93971, 4900 Tiedeman Road
                    Cleveland, OH  44144-2338
------------------- ------------------------------------------------------------- -------------

                                      106

------------------- ------------------------------------------------------------- -------------
                                                                                    Percent
   Victory Fund                      Name and Address of Owner                      Owned of
                                                                                     Record
------------------- ------------------------------------------------------------- -------------
International       McDonald & Co. Securities, The Exclusive Benefit of              95.81%
Growth- Class G     Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
Investment          SNBOC and Company                                                82.87%
Quality Bond --     PO Box 93971, 4900 Tiedeman Road
Class A             Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Lakefront           SNBOC and Company                                                41.02%
                    PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    BISYS Fund Services                                              26.04%
                    Attn: Fund Administration & Reg. Serv., 3435 Stelzer Road
                    Columbus, OH  43219-6004
------------------- ------------------------------------------------------------- -------------
                    Merrill Lynch, For Sole Benefit of its Customers                 23.10%
                    Attn: Fund Admin Team, 4800 Deer Lake Drive East 3rd Floor
                    Jacksonville, FL  32246-6484
------------------- ------------------------------------------------------------- -------------
LifeChoice -        SNBOC and Company                                                93.86%
Conservative        4900 Tiedeman Road
Investor            Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
LifeChoice -        SNBOC and Company                                                91.67%
Growth Investor     4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    CoreLink Financial Inc.                                          6.30%
                    PO Box 4054
                    Concord, CA  94524-4054
------------------- ------------------------------------------------------------- -------------
LifeChoice -        SNBOC and Company                                                92.85%
Moderate Investor   4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    CoreLink Financial Inc.                                          6.60%
                    PO Box 4054
                    Concord, CA  94524-4054
------------------- ------------------------------------------------------------- -------------
Limited Term        SNBOC and Company                                                96.78%
Income              PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
National Muni       Key Trust Cleveland                                              29.76%
Bond - Class A      PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Estate of Richard B Salomon                                      6.16%
                    Park Square Station, PO Box 15490
                    Stamford, CT  06901-0490
------------------- ------------------------------------------------------------- -------------
New York Tax-Free   Key Trust Cleveland                                              18.79%
- Class A           PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Ohio Muni Bond -    SNBOC and Company                                                83.15%
Class A             PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Ohio Muni Bond -    McDonald & Co. Securities, The Exclusive Benefit of              98.85%
Class G             Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------
Ohio Municipal      McDonald & Co. Securities, The Exclusive Benefit of              31.90%
Money Market        Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------

                                      107


------------------- ------------------------------------------------------------- -------------
                                                                                    Percent
   Victory Fund                      Name and Address of Owner                      Owned of
                                                                                     Record
------------------- ------------------------------------------------------------- -------------
                    SNBOC and Company                                                17.71%
                    PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Private Banking, c/o Society National Bank                       41.87%
                    Attn: Joe Caroscio, 2025 Ontario Street
                    Cleveland, OH  44115-1022
------------------- ------------------------------------------------------------- -------------
Prime Obligations   Private Banking, c/o Society National Bank                       39.65%
                    Attn: Joe Caroscio, 2025 Ontario Street
                    Cleveland, OH  44115-1022
------------------- ------------------------------------------------------------- -------------
                    McDonald & Co. Securities, The Exclusive Benefit of              21.53%
                    Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
                    KeyCorp Investment Products                                      33.48%
                    Attn: Robin Knutsen, 127 Public Square
                    Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
Real Estate         SNBOC and Company                                                87.37%
Investment --       PO Box 93971, 4900 Tiedeman Road
Class A             Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Small Company       SNBOC and Company                                                93.01%
Opportunity-        PO Box 93971, 4900 Tiedeman Road
Class A             Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Small Company       McDonald & Co. Securities, The Exclusive Benefit of              99.42%
Opportunity-        Customers
Class G             Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
Special Value -     SNBOC and Company                                                94.59%
Class A             PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Stock Index         SBNOC and Company                                                95.48%
                    4900 Tiedeman Road
                    Cleveland, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
Stock Index -       McDonald & Co. Securities, The Exclusive Benefit of              99.86%
Class G             Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------
Tax-Free Money      SNBOC and Company                                                25.65%
Market              PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Private Banking, c/o Society National Bank                       34.48%
                    Attn:  Joe Caroscio, 2025 Ontario Street
                    Cleveland, OH  44115-1022
------------------- ------------------------------------------------------------- -------------
                    McDonald & Co. Securities, The Exclusive Benefit of              34.28%
                    Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, OH  45202
------------------- ------------------------------------------------------------- -------------
US Gov't            SNBOC and Company                                                99.49%
Obligations -       PO Box 93971, 4900 Tiedeman Road
Investor            Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
US Gov't            SNBOC and Company                                                14.27%
Obligations -       PO Box 93971, 4900 Tiedeman Road
Select              Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------
                    Private Banking, c/o Society National Bank                       30.92%
                    Attn: Joe Caroscio, 2025 Ontario Street
                    Cleveland, OH  44115-1022
------------------- ------------------------------------------------------------- -------------


                                      108


------------------- ------------------------------------------------------------- -------------
                                                                                    Percent
   Victory Fund                      Name and Address of Owner                      Owned of
                                                                                     Record
------------------- ------------------------------------------------------------- -------------
                    KeyCorp Investment Products                                      40.49%
                    Attn: Robin Knutsen, 127 Public Square
                    Cleveland, OH  44114-1216
------------------- ------------------------------------------------------------- -------------
                    McDonald & Co. Securities, The Exclusive Benefit of              7.10%
                    Customers
                    Attn: Jeff Carter, c/o Gradison Division, 580 Walnut Street
                    Cincinnati, Ohio  45202-3110
------------------- ------------------------------------------------------------- -------------
Value -- Class A    SNBOC and Company                                                95.83%
                    PO Box 93971, 4900 Tiedeman Road
                    Brooklyn, OH  44144-2338
------------------- ------------------------------------------------------------- -------------

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 1999 are incorporated by reference herein. The audited financial statements of the Trust, with respect to the Gradison Government Reserves Fund, for the fiscal year ended September 30, 1999 are also incorporated by reference herein. These financial statements have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The audited financial statements of Gradison U.S. Government Reserves and Gradison Government Income Fund for the fiscal years ended September 30, 1998 and December 31, 1998, respectively, and the audited financial statements of the Established Value Fund and Small Company Opportunity Fund for the fiscal year ended March 31, 1999 are incorporated by reference herein. These financial statements have been audited by Arthur Andersen L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

                                    Appendix

Description of Security Ratings.

The NRSROs that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's, S&P, Thomson Financial BankWatch ("Thomson") and Fitch IBCA, Duff & Phelps ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Moody's

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category).

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes Moody's three highest short-term debt ratings.

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.
-        High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Short-Term Loan/Municipal Note Ratings. The following describes Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1.  This  designation  denotes best quality.  There is present strong
protection  by   established   cash  flows,   superior   liquidity   support  or
demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification).

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit). The following describes S&P's three highest short-term debt ratings.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Thomson Short-Term Debt Ratings

Thomson ("TBW") Short-Term ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. These Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, Thomson does not suggest specific investment criteria for individual clients.

TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. These Ratings apply only to unsecured instruments that have a maturity of one year or less. TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Fitch Credit Ratings

         Long-Term Debt -- Investment Grade

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit  quality.  "AA" ratings  denote a very low  expectation  of
credit  risk.   They  indicate  very  strong  capacity  for  timely  payment  of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Long-Term Debt -- Speculative Grade

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         Short-Term Debt

F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B.   Speculative.   Minimal   capacity   for   timely   payment   of   financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default.  Denotes actual or imminent payment default.

Notes for Fitch Ratings:

"+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC" or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.